Exhibit 10.80

                                  CONFIDENTIAL

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portions are marked with the word "(CONFIDENTIAL)".


                                    AGREEMENT


     THIS AGREEMENT is made as of February 2, 2001 (the "Effective Date"), by FLEMING COMPANIES, INC., an Oklahoma corporation ("Fleming"), and KMART CORPORATION, a Michigan corporation ("Kmart"), with reference to the following circumstances:

     A. The parties desire to provide for the supply by Fleming of certain products to all the "Big K" and "Super K" stores currently open and that will be opened by Kmart or any subsidiary or affiliate of Kmart during the term of this Agreement in the United States and the Caribbean (collectively, the "Stores"). The Stores open on the Effective Date are listed by number on Schedule A to this Agreement. The Fleming Distribution Centers (the "Distribution Centers") initially designated to service primarily each of the Stores are opposite the Store served by such Distribution Center listed on Schedule A.

     B. The objective of this Agreement is to create a strategic alliance between Fleming and Kmart to merchandise, procure and distribute pantry and supermarket products in the most cost efficient manner. The parties desire to provide for the joint exploration, evaluation, and implementation of practices and procedures to reduce total supply chain costs and allow each party to equitably share the benefits of such practices and procedures.

                        The parties agree as follows:

     1. Product Procurement and Pricing.

          1.1 Procurement Services. Subject to the terms and conditions of this Agreement, Fleming will be the sole provider to the Stores of certain categories of warehouse delivered products listed on Schedule 1.1 (collectively, the "Products"), except for the following: (i) typical direct to Store shipments, (ii) all existing contractual arrangements of Kmart with Supervalu Inc., TriCorp and Grocers Supply Company (the "Kmart Existing Arrangements"), and other arrangements with third parties relating to the procurement and supply of Products (the "Kmart Additional Arrangements"), (iii) Products that Fleming decides not to source or carry,
     (iv) local orders that Fleming decides not to source or carry, (v) annually, a basket of up to 5% of annual purchases of Products under this Agreement for each year after the Transition Period, and with respect to the Transition Period, a reasonable estimate by the parties of 5% of purchases under this Agreement during the Transition Period, (vi) Products used or offered by Kmart in the restaurants in the Stores, and (vii) as contemplated by Section 1.5. Kmart will be permitted to procure large block buys of Products for the Stores and the Joint Venture Stores for the "Wall of Values," in and out, or spot buys on perishable Products which purchases shall count against the 5% basket contemplated in the immediately preceding sentence. Because the intent of the parties is to work together to further reduce the cost of goods, for so long as this Agreement remains in effect, Fleming's central procurement organization will be in a position to negotiate the price of Products for the total volume of the Stores and the Joint Venture Stores. Subject to the terms and conditions of this Agreement, Kmart will carry Fleming private label brands as the exclusive private label brand in the Stores for Product categories covered by this Agreement, to the extent consistent with Store format. Fleming shall maintain and operate in accordance with prudent business practices its central procurement organization for procurement under this Agreement and shall procure and pay for all Products acquired to meet the anticipated needs of Kmart for the Stores. Such needs shall be estimated based upon (a) historic and forecasted Product turn information and (b) advance estimates of promotional volumes, as provided by Kmart to Fleming from time to time during the term of this Agreement. The procurement services to be provided hereunder shall include purchasing (and paying for) Products procured hereunder, and owning the inventory of Products. With respect to consignment Products, the procurement services hereunder shall include the right of Fleming to transfer title thereto to Kmart.

          1.2 Future Procurement; Fuel.

               1.2.1 Within ninety (90) days after the Effective Date, the parties shall conduct good faith negotiations to expand the categories of Products covered by this Agreement to include health and beauty aids and cosmetics ("HBC"), and general merchandise ("GMD") described on Schedule 1.2A (collectively, the "Additional Products"). The parties shall also conduct good faith negotiations with respect to the potential expansion of the categories of Products covered by this Agreement to cover Store supplies within 180 days following the Effective Date. Fleming shall cause its wholly owned subsidiary, Dunigan Fuels, Inc. ("Dunigan") to enter into a Supply Agreement for the sale of fuel and other services to Kmart owned or operated fuel centers in accordance with terms set forth on Schedule 1.2B and such other terms as are usual and customary for fuel supply agreements of this nature within ninety (90) days after the Effective Date. Fleming shall guarantee Dunigan's performance of its obligations under such Supply Agreement. If Fleming fails to cause Dunigan to enter into a Supply Agreement upon the terms set forth herein within the ninety
          (90) day period following the Effective Date, then, at Kmart's option, the provisions of Schedule 1.2B shall constitute a binding agreement between Kmart and Fleming, whereby Fleming shall have all the rights, duties and obligations of Dunigan pursuant to the terms of Schedule 1.2B; provided, however, that in addition to the foregoing, Kmart shall be entitled to be indemnified and held harmless by Fleming on terms usual and customary for fuel supply agreements.

               1.2.2 (CONFIDENTIAL) The parties acknowledge that the realization of such benefits may require, among other things, implementing programs for the purchase of Additional Products for Kmart and the Joint Venture Stores, the Fleming Stores and independent contractors serviced by Fleming (any such programs, an "Additional Program"). The parties agree that if Fleming unreasonably refuses to implement any Additional Program proposed by Kmart, Fleming shall not be entitled to any adjustment of the Logistics Fee under this Section 1.2.2. (CONFIDENTIAL)

          1.3 Product Pricing. Fleming, with input, participation and strategic direction from Kmart, will have primary responsibility for the negotiation with vendors of Products with respect to the costs therefor to meet the anticipated needs of Kmart based upon historic and forecasted turn movement and Kmart provided advance estimates of promotional volumes. Kmart will be given reasonable notice of all major program negotiations with any vendors and will be permitted to participate in such negotiations. If Kmart so elects, it may provide input and strategic direction whether or not it actually participates in such negotiations. No pricing arrangement with respect to any major program with vendors for Products procured exclusively for Kmart or the Joint Venture Stores shall apply to the procurement of Products hereunder unless Kmart expressly agrees thereto. No pricing arrangement with respect to any program (other than major programs) with vendors for Products procured exclusively for Kmart or the Joint Venture Stores shall apply to the procurement of Products hereunder unless such pricing arrangements fall within the general parameters and benchmarks set forth therefor by Kmart. Kmart shall not engage in any unilateral negotiations with vendors regarding the procurement of Products hereunder without Fleming's consent, except to the extent Kmart is permitted hereunder to procure Products directly. If a national program (the "National Cost"), a regional program (the "Regional Cost") or a local program (the "Local Cost") is negotiated in accordance with the terms hereof or if Fleming commits to a cost for one or more Products or program for all of the Stores with respect to such Products, and in the case of negotiated costs with vendors such negotiations include floor stock protection, Fleming will bill Kmart the respective National Cost, Regional Cost, Local Cost or the cost to which Fleming committed, as the case may be, or the actual cost paid by Fleming for such Products, whichever is less. If the parties are unable to secure floor stock protection with respect to a Product, Fleming will bill Kmart the actual cost paid by Fleming for such Product for a maximum of four weeks from the date the Product cost is reduced and thereafter Fleming will bill Kmart the respective National Cost, Regional Cost or Local Cost. Product pricing for Products purchased pursuant to this Agreement (other than the pricing arrangements specified in this Section 1.3) shall be as described on
     Schedule 1.3.

          1.4 Third Party Supply. If Fleming fails to procure and supply any advertised Products, Products to be specially displayed in Stores and Joint Venture Stores and high velocity Products (which as of the Effective Date are those specified on Schedule 1.4) ordered by Kmart hereunder, Kmart shall be permitted to purchase any such Products that Fleming has failed to deliver from any third parties. In addition, except where Fleming's failure is a result of a condition beyond its control as described in Section 22.5, or where Fleming's failure is due to product unavailability or materially inaccurate forecasting of needed volume by Kmart, Fleming shall reimburse Kmart on demand any fees and direct costs reasonably incurred by Kmart in excess of the costs that would have been incurred by Kmart had Fleming procured and delivered such Products. If Kmart purchases Products from any third party in the circumstances specified in this Section 1.4, such purchases from third parties shall count toward fulfilling volume requirements necessary to achieve graduated reductions in fees based on purchase volume.

          1.5 Excluded Stores. Nothing in this Agreement shall require Fleming to supply Products to any Store the supply of which by Fleming would cause Fleming to violate the Non-Compete Agreement dated June 20, 1994, between Fleming and Di Giorgio Corporation, as amended, or the noncompete covenants in the Asset Purchase Agreement between Fleming and Associated Grocers, Incorporated dated as of September 10, 1998 ("Excluded Stores"). When the supply of Products to any Excluded Stores would no longer violate either of such agreements such Excluded Stores shall be deemed Stores for all purposes hereunder and Fleming and Kmart shall cooperate in transitioning to Fleming's supply of such Excluded Store as soon as reasonably practicable. Prior to the time that the supply of an Excluded Store by Fleming would not violate either of the agreements, if Kmart purchases any Products for such Excluded Store from a third party, Fleming shall reimburse Kmart on demand for any fees and direct costs reasonably incurred by Kmart over the costs that would have been incurred had Fleming procured and delivered such Products, and such purchases shall count toward fulfilling volume requirements necessary to achieve graduated reductions in fees based on purchase volume. Fleming shall use commercially reasonable efforts to cause the non-compete covenants described in this section to be terminated or to obtain a consent or waiver, at Fleming's expense, necessary to permit Fleming to supply Products to any Excluded Stores. Fleming shall give Kmart notice of any such termination, consent, or waiver as soon as practicable following such termination, consent or waiver.

     2. Logistics Services. Fleming shall provide to Kmart the logistics services described on Schedule 2 (the "Logistics Services"). Fleming reserves the right to utilize third-party logistics providers, reasonably acceptable to Kmart, as a part of its service package. To the extent that Fleming selects and retains third party providers, Fleming shall bear all costs associated therewith and shall remain liable for the acts and omissions of said third party providers irrespective of any approval therefor by Kmart.

     3. Transportation and Title. Kmart shall be directly responsible for all direct costs associated with the delivery of Products from all Distribution Centers (including GMD, if any) to the Stores and for the cost of the return of pallets and totes to the Distribution Centers. In addition to the services which relate to the transportation of Products and which are part of the Logistics Services, Fleming shall arrange for transportation for Products from the Distribution Centers to the Stores and select third party carriers for the Products, unless Kmart elects to do so. All carriers shall be reasonably acceptable to Fleming and Kmart. In cases where Fleming selects the carrier, title and risk of loss to Products shall pass to Kmart upon receipt of Products at the Stores, and Fleming shall be responsible for all shortages and damage to Products until such time as such Products are actually received at the Stores. In cases where Kmart selects the carrier, title and risk of loss shall pass to Kmart upon loading of the Products at Fleming's dock at the Distribution Center assigned to the applicable Store, and Fleming shall not be responsible for any claims for shortages or damages to Products after the carrier leaves Fleming's dock, subject to the shrink allowance described in Schedule 4C. Fleming shall be responsible for all packaging and loading costs, provided that Kmart will be responsible for the cost of packaging and shipping all Products shipped from a Distribution Center to the Stores by a third-party parcel delivery service (e.g., UPS, FedEx) at Kmart's request. However, if the third-party parcel delivery service must be used because of Fleming's inability to deliver the Products, Fleming will be responsible for the cost of packaging and shipping. Kmart will store all pallets and totes in designated areas of the Stores. Kmart shall be entitled to all revenues, net of Fleming unloading costs, resulting from back-haul generated from Kmart contracted carriers on Kmart exclusive routes. Fleming shall arrange for the return of pallets and totes in a manner that seeks to minimize, to the extent reasonably practicable, Kmart's costs associated therewith.

     4. Service Requirements. The service requirements and the consequences of achieving or not achieving the service levels are set forth on Schedule 4A. These service requirements will be the key performance indicators applicable to Fleming. The parties shall establish the quality program described on Schedule 4B, including provision for quality control inspectors and reporting procedures. The parties shall establish a shrink audit procedure as described on Schedule 4C. The parties shall establish a mechanism for the conduct of audits of the parties' performance under this Agreement as provided in Schedule 4D. Fleming shall provide to Kmart from time to time during the term of this Agreement the management reports of key performance indicators set forth on Schedule 4E.

     5. Ordering, Fees and Payment. For services provided by Fleming under this Agreement, Fleming will accumulate by Distribution Center all weekly billings by Store (described in Schedule 5), in accordance with Kmart's fiscal week (Thursday to Wednesday). The weekly accumulated billings will be in the form of a single hard copy Kmart "chain statement" for each servicing Distribution Center, and will summarize all charges, whether for Product, fees, drop shipments or any other miscellaneous charges, by Store. Kmart shall pay in full the aggregated total of all chain statements each week as to all items that are not subject to a good faith dispute by Kmart. Kmart shall give Fleming prompt written notice of items that are disputed in good faith, in which case such items shall be addressed promptly by the parties in accordance with the dispute resolution procedures of this Agreement. Fleming will also endeavor to provide Kmart throughout each week, electronic transmissions, including both advance shipment notifications (ASN's) and EDI invoices, containing all amounts included in the weekly chain statements. Kmart shall provide Fleming weekly, a file of pending claims with the specific reason for each, in which case such items shall be addressed promptly (within fourteen (14) days) by the parties in accordance with the dispute resolution procedures of this Agreement. Payments under this Agreement shall be made by automated clearing house transfer on Friday for invoices billed during Kmart's immediately preceding fiscal week, as summarized on the Kmart chain statements. The parties shall, within a reasonable period of time after the Effective Date, address and use commercially reasonable efforts to resolve any disputes under the Existing Agreement, process bottlenecks and inefficiencies regarding account receivable in accordance with the terms of
Schedule 5B. Initially and until the parties change the ordering procedure, Kmart shall order Products under this Agreement in the same manner as under the Existing Agreement.

     6. Best Practices. Fleming and Kmart shall establish a "best practices team" consisting initially of two members, of which Kmart and Fleming shall each designate a senior executive as its designated member (the "BPT"). The BPT may consist of the same individuals appointed to the Account Management Team described in Section 11.1. Among other things, the BPT will focus on reducing costs and achieving greater efficiencies in the product supply chain in accordance with the strategies and goals of management of the parties. The members of the BPT shall be subject to approval of both parties and shall be vested with authority within their respective organizations to engage the appropriate officers and employees in achieving the strategies and goals agreed upon by the parties. The following terms shall govern the operation and responsibilities of the BPT.

          6.1 Employment. The BPT shall be based in Troy, Michigan, but each member of the BPT shall continue to be employed by the party appointing such member who shall be responsible for all compensation and benefits for its team members serving on the BPT.

          6.2 Replacement. Either party may replace its designated member of the BPT at any time, provided that any replacement shall require the prior approval of the other party.

          6.3 Compensation Incentive. A portion of the compensation payable to members of the BPT by the employer of such members shall be linked to the achievement of lower costs and greater efficiencies in the product supply chain under this Agreement.

          6.4 Priorities. Among the priority matters for the BPT shall be the following, in order of initial priority:

               (i)   Uniform common item codes;

               (ii)  Accurate advance shipment notices ("ASN");

               (iii) Joint procurement contracts;

               (iv)  Paperless payment process;

               (v)   Transportation services;

               (vi)  Plant direct shipment; and

               (vii) Distribution flow.

          6.5 Costs and Expenses. Each party shall bear the costs and expenses associated with the implementation by such party of the recommendations of the BPT.

     7. Delivery of Products. Each Super K Store will receive at least three grocery, frozen, and dairy deliveries per week. Each Pantry Store with average orders of at least 1,000 cases per week over a thirty (30) day period immediately preceding the delivery will receive two deliveries per week; otherwise the Pantry Stores will receive at least one delivery per week. The foregoing notwithstanding, for all Stores, perishable Products will be delivered a minimum of three times per week, fresh meat and produce will be delivered four times per week, and bakery/deli will be delivered two times per week. If there are increases in average order size resulting in the number of deliveries specified in this Section 7 being insufficient to deliver the increased orders, the parties will adjust the number of deliveries per week so that such orders are properly sourced in a cost efficient manner.

     8. Labor Disputes. To the extent permitted under applicable law, with respect to labor disputes involving Distribution Centers whose volume is more than 40% but that are not Dedicated Distribution Centers, Fleming will consult with Kmart regarding actions taken to mitigate the effect of any labor dispute. With respect to any Dedicated Distribution Centers, Fleming and Kmart shall consult and agree on any actions to be taken to mitigate such disputes. If the parties fail to reach agreement within a reasonable period of time, Fleming can take such actions as it deems appropriate in the exercise of its reasonable business judgment so as to minimize detriment to both parties.

     9. Term and Early Termination.

          9.1 Term. The term of this Agreement will be ten (10) years commencing on the Effective Date.

          9.2 Termination for Cause. Each party may provide the other party with a notice of intent to terminate this Agreement (a "Notice of Intent to Terminate") in the event of:

               9.2.1 A default by the other party of an obligation to pay an amount exceeding, in the aggregate, $1 million due under this Agreement within seven (7) days following written notice to the other party of non-payment;

               9.2.2 A material breach of any covenant or agreement, representation, or warranty of the other party set forth herein other than as a result of a breach of 9.2.1;

               9.2.3 A material failure of the other party to be in compliance with all applicable federal, state, and local laws and regulations relating to the performance of this Agreement;

               9.2.4 The insolvency of, or the institution of proceedings by or against, the other party under any federal or state bankruptcy or insolvency law;

               9.2.5 An assignment by the other party for the benefit of all or substantially all of its creditors or the appointment of a receiver for all or a substantial part of the party's assets; or

               9.2.6 A cessation of all or substantially all operations by the other party.

     Except with respect to Sections 9.2.1, 9.2.4, 9.2.5, and 9.2.6 as to which no cure period shall apply, if the breaching party fails to cure or provide evidence of cure to the non-breaching party within ninety (90) days of receipt of the related Notice of Intent to Terminate or, if the event giving rise to the right to terminate is not reasonably capable of being cured within such ninety
(90) days, and the breaching party fails to promptly and diligently commence to cure such event within such ninety (90) days, the non-breaching party may provide the breaching party a written notice of termination (a "Notice of Termination") effective as of the expiration of the applicable Termination Period as provided in Section 9.5. However, the non-breaching party in the case of a breach that cannot reasonably be cured within ninety (90) days after receipt of the related Notice of Intent to Terminate may in any event provide the breaching party with a Notice of Termination effective as of the expiration of the applicable Termination Period as provided in Section 9.5 if the breaching party fails to cure its breach or to provide evidence of cure to the non-breaching party within one hundred eighty (180) days of receipt of the Notice of Intent to Terminate.

          9.3 Other Termination.

               9.3.1 By Kmart. Kmart may terminate this Agreement upon twelve
          (12) months written notice if any of the following events have occurred:

                    (a) A Change in Control of Fleming; or

                    (b) The fifth anniversary of the Effective Date.

               9.3.2 By Fleming. Fleming may terminate this Agreement upon twelve (12) months written notice if any of the following events have occurred:

                    (a) A Change in Control of Kmart; or

                    (b) The fifth anniversary of the Effective Date.

               9.3.3 By Either Party. Either party may terminate this Agreement upon twelve (12) months written notice if any of the following events have occurred:

                    (a) If during the term of this Agreement, the volume of
               Products purchased by Kmart hereunder, on an aggregate basis, declines by more than thirty percent (30%) for any consecutive 180 day period as compared to the corresponding period from the prior year; or

                    (b) If Kmart makes a public announcement of its intention to close thirty percent (30%) or more of its Stores open at the time of such announcement, or its intention to discontinue or significantly reduce the sale of all or a substantial portion of the Products in the Stores.

          9.4 Change of Control.

               9.4.1 Fleming. For purposes of Section 9.3.1(a), "Change of Control of Fleming" shall mean the acquisition of a majority or controlling interest in, or the acquisition of all or substantially all the assets of, Fleming by a Competitor; and the term "Competitor" shall mean a discount mass merchandiser or any affiliate thereof with average annual sales during the immediately preceding two years of at least $(CONFIDENTIAL), such as, as of the Effective Date (CONFIDENTIAL).

               9.4.2 Kmart. For purposes of Section 9.3.2(a), "Change of Control of Kmart" shall mean the acquisition of a majority or controlling interest in, or the acquisition of all or substantially all the assets of, Kmart by a Competitor; and the term "Competitor" shall mean a company or any affiliate thereof engaged in the wholesale business of selling or distributing food, grocery or related products, with average annual sales during the immediately preceding two years of at least $(CONFIDENTIAL) such as, as of the Effective Date, (CONFIDENTIAL).

          9.5 Termination Transition. Upon delivery of a Notice of Termination pursuant to Section 9.2 (except as a result of an event specified in Section 9.2.6) or a written notice pursuant to Section 9.3.1 or 9.3.2, at Kmart's option, a termination transition period (the "Termination Period") shall begin. Upon delivery of a written notice pursuant to Section 9.3.3, a 12-month Termination Period shall begin. The Termination Period shall extend for the period reasonably determined by Kmart, such period not to exceed twenty (24) months following delivery of a Notice of Termination or a written notice pursuant to Section 9.3.1 or 9.3.2. In the case of a termination pursuant to Section 9.3 (except a termination pursuant to 9.3.3), the Termination Period shall be the twelve (12) month notice period contemplated by Sections 9.3.1 and 9.3.2 and an additional wind down period reasonably determined by Kmart, such additional wind down period not to exceed twelve (12) months. In the case of a material breach of this Agreement giving rise to a cure period pursuant to Section 9.2, the Termination Period shall extend for up to a maximum of twenty-one (21) months following expiration of any ninety (90) day cure period, or eighteen
     (18) months following the expiration of any 180-day cure period rather than twenty-four (24) months. During the Termination Period, the parties shall cooperate with each other in terminating and winding down the business relationship contemplated by this Agreement, subject to the service level requirements set forth on Schedule 4A. In connection therewith, the parties shall take the following additional actions:

               9.5.1 Kmart shall purchase and take delivery from Fleming of the Products identified in Section 19 in accordance with the terms thereof.

               9.5.2 If Fleming gives Kmart a Notice of Termination pursuant to
          Section 9.2.1, the obligation of Fleming to cooperate with Kmart in terminating and winding down the business relationship contemplated by this Agreement during the Termination Period pursuant to Section 9.5 (including without limitation, the continued extension of credit to Kmart) shall be conditioned upon Fleming's receipt of adequate assurances of future performance by Kmart failing which Fleming shall be entitled to condition its continued support on C.O.D. payments, letters of credit, or other assurances of payment satisfactory to Fleming. The foregoing shall not apply: (i) with respect to unpaid amounts by Kmart that are the subject of a good faith dispute if reasonable steps are being taken in good faith to resolve such dispute and (ii) if Kmart is contesting in good faith the grounds for the termination hereof pursuant to Section 9.2.1. Nothing set forth in this Section 9.5.2 shall limit, restrict or otherwise affect in any manner the right of either party to demand adequate assurance of future performance in accordance with applicable law.

               9.5.3 Fleming shall discontinue all diverting and forward buying for Kmart during the Termination Period.

          9.6 Additional Obligations on Termination.

               9.6.1 If the termination is a result of a material breach of this Agreement by Fleming, a Change of Control of Fleming, or pursuant to
          Section 9.3.2(b), Fleming shall reimburse Kmart for the Start-Up Costs incurred under this Agreement. The reimbursement shall be an amount equal to the product of (a) the total Start-Up Costs paid to Fleming by Kmart multiplied by (b) a fraction, the numerator of which is the sum of (x) the number of full years remaining in the term of this Agreement and (y) any partial year remaining in the term of this Agreement, and the denominator of which is ten.

               9.6.2 Upon a termination or expiration of this Agreement, Kmart, directly or through any affiliate thereof, shall have the right to purchase from Fleming, and Fleming shall be obligated to sell to Kmart, any Distribution Center from which at least 80% of the annual sales are attributable to Kmart business (a "Dedicated Distribution Center"). Upon a termination of this Agreement by Fleming, Fleming may require Kmart to purchase any Dedicated Distribution Center. The purchase price for any Dedicated Distribution Center shall be the then current fair market value. The purchase of any Distribution Center will include (i) the acquisition of the real property and improvements of an owned Distribution Center, (ii) the acquisition of all furniture, fixtures, equipment (including racking) and other personal property used in the operation of the Distribution Center, (iii) the assignment and assumption of the lease of any leased Distribution Center, (iv) to the extent legally assignable, and subject to the last sentence of this Section 9.6.2, the assignment and assumption of any lease of any personal property or license of any software used exclusively in the operation of the Distribution Center, (v) a transfer free of all liens, claims, and encumbrances, and (vi) a warranty of title to the transferred assets. Any such purchase shall be without any warranty as to the physical condition of the transferred assets, except that Fleming shall remain liable for any release of any hazardous substance in, on, or under the Distribution Center caused by Fleming. Fleming shall use commercially reasonable efforts to obtain the consent of any third party (e.g., landlords, software licensors and equipment lessors) necessary for the transfer of any Distribution Center to Kmart.

     10. Transition Period. The first year of this Agreement commencing on the Effective Date shall be a transition period (the "Transition Period"). During the Transition Period, Fleming and Kmart will take the actions specified on
Schedule 10.

          10.1 Transition Team. Each party will designate a team to coordinate all actions taken by the parties during the Transition Period (the "Transition Team"). The Transition Team shall establish or modify milestones to achieve a complete transition to this Agreement such milestones to be consistent with the actions specified on Schedule 10 (the "Transition Milestones"). The leaders of the Transition Team shall consist of designated officers of each party and shall include senior executive officers with expertise and responsibility for procurement, logistics and administration functions within their respective organizations.

          10.2 Transition Milestones. If the parties fail to achieve the Transition Milestones (which shall be deemed to include Fleming's obligations under Section 10.3) within agreed upon time frames and such failure by Fleming is not attributable to Kmart or any of Kmart's existing suppliers, Fleming shall reimburse Kmart on demand for any fees and direct costs reasonably incurred by Kmart over the costs that would have been incurred had the Transition Milestones been met on time. If Kmart purchases products from any third party due to Fleming's failure to achieve the Transition Milestones, such purchases from third parties shall count toward fulfilling volume requirements necessary to achieve graduated reductions in fees based on purchase volumes under this Agreement.

          10.3 Distribution Centers. Within 149 days following the Effective Date, Fleming will make investments in existing Distribution Centers and establish new Distribution Centers both as required to service the Stores commencing as promptly as practicable and in no event later than the expiration of the 149-day period referred to above and continuing during the term of this Agreement; provided, however, that with respect to the Distribution Center located in Massillon, Ohio, such investments shall be made in 2002. At Kmart's request, Fleming shall make its general plans for implementation of the Start-Up Costs (as defined in Schedule 5) available to Kmart for review.

          10.4 Commencement of Fees. For each Distribution Center currently servicing Stores, the fees for services and costs of goods described in this Agreement will commence to apply with respect to all Products when Kmart begins to transfer the procurement of any such Products from current Kmart wholesale suppliers to Fleming for such Distribution Center. For each Distribution Center currently servicing Stores and which is not expected to receive additional volume of Products, the fees for services and costs of Products described in this Agreement will commence to apply with respect to all Products when such fees are applied for the first time pursuant to the immediately preceding sentence. Prior to the time for which the fee for services and prices for Products contemplated in this Agreement commence to apply in the manner contemplated in the two immediately proceeding sentences, product pricing and fees for Products being supplied to Kmart shall be the same as are charged to Kmart under the existing Supply Agreement between the parties dated October 11, 1999 (the "Existing Agreement"). For all new Distribution Centers, the fees for services and price of Products contemplated in this Agreement shall apply immediately.

          10.5 Termination of Existing Agreement. Pricing and fees charged for Products in the circumstances contemplated in the first sentence of Section
     10.4 shall be those set forth in the Existing Agreement, which to that effect are hereby incorporated by reference. On the Effective Date, the Existing Agreement shall be terminated without further action by either party and neither party shall have any obligations to the other thereunder, except for the first two sentences of Section 5(d). On June 1, 2001, Kmart shall repay to Fleming an amount equal to a proportionate part of the unamortized portion of the Conversion Allowance (as defined in the Existing Agreement) as of such date calculated pursuant to Exhibit E.2 thereof. As soon as practicable after the Effective Date, Kmart and Fleming shall attempt to resolve any disputes regarding unpaid charges for product purchases under the Existing Agreement, resolution of all outstanding accounts receivable, pallet reconciliation, and other claims and disputed charges in accordance with the terms of Schedule 5B hereof. Kmart shall not be required to purchase any inventory maintained by Fleming pursuant to
     Section 5(d) of the Existing Agreement.

     11. The Account Team.

          11.1 The Account Management Team. Within fifteen (15) days after the Effective Date, the parties shall create an account management team (the "Account Management Team"). The Account Management Team shall have responsibility for the overall operational implementation of the provisions hereof and the recommendations of the BPT.

          11.2 Meetings. The Account Management Team shall conduct weekly video conferences, and participate in the weekly operations meetings of each party pertaining to the implementation of the provisions of this Agreement. The Account Management Team shall conduct monthly meetings in Troy, Michigan and in Dallas, Texas, on an alternating basis. On a quarterly basis, the Account Management Team shall meet at locations to be determined from time to time, to (a) evaluate the parties activities under this Agreement, (b) discuss real estate opportunities and issues pertinent to the Agreement, (c) develop, implement and monitor future supply chain efficiencies and improvements, and (d) develop six month promotional planning.

          11.3 Resolution of Operational and Performance Issues. The Account Management Team shall be responsible for addressing and resolving operational issues that arise during the term of the Agreement, including without limitation the parties failure to meet the minimum or target service level requirements as described on Schedule 4A, as well as other issues regarding the parties performance or non-performance under this Agreement. If the Account Management Team is unable to resolve the issues within thirty (30) days, such issues shall be referred to the BPT for further consideration. If the BPT is unable to resolve the issues within thirty (30) days, such issues shall be referred to a designated group of senior executive officers of each party. If the parties are unable resolve the issues, either party shall be entitled to pursue its rights and remedies under this Agreement, including the right to pursue arbitration of the dispute in accordance with Section 16 hereof.

     12. Joint Venture.

          12.1 Formation. Following the Effective Date, Fleming and Kmart shall explore in good faith the possibility of establishing a limited liability company or other mutually agreeable form of business organization (the "Joint Venture") to develop and operate a chain of price impact retail stores (the "Joint Venture Stores") which may include, if the parties so agree, some or all of the price impact stores currently operated by Fleming under the Food 4 Less(R) banner or any successor banner, if such stores continue to be owned by Fleming (the "Fleming Stores"), subject to any existing contractual agreements with respect to such stores. This Agreement contains references to the Joint Venture Stores and the Fleming Stores in respect of cumulative volumes of purchases, merchandising and other matters. If the Joint Venture contemplated in this Section is not formed and the Joint Venture Stores are not created, then all provisions in this Agreement regarding the Joint Venture Stores, the Joint Venture and the Fleming Stores shall be deemed to be deleted, except with respect to the references to the Fleming Stores contained in the proviso in the last sentence of Section 12.2.

          12.2 Merchandising. Kmart will be responsible for the merchandising functions relating to Products supplied to the Stores and the Joint Venture Stores, including pricing, promotional planning, assortment planning, and display planning. If the product assortment for other parties sourced by Fleming differs from that requested by Kmart, the parties will try to coordinate product selection and will review in good faith the Product assortment that is most cost effective at a given quality level. If Kmart and Fleming cannot agree upon the Product assortment, they shall refer the matter to the BPT for a recommendation. In any event, Kmart shall have the ultimate discretion regarding the merchandise assortment for the Stores, and the Joint Venture Stores. Fleming shall have the ultimate discretion as to the merchandise assortment for the Fleming Stores and its independent customers; provided, however, until such time as the Joint Venture is formed Fleming shall be responsible for the merchandising functions for the Fleming Stores but Fleming shall coordinate with Kmart and cooperate in merchandising for the Fleming Stores and shall align strategies to achieve the benefits contemplated by this Agreement.

     13. Confidentiality.

          13.1 As used in this Agreement, the term "Confidential Information" means any non-public and/or proprietary information that is disclosed by one party to this Agreement (the "Disclosing Party") to the other party ("Recipient") or otherwise learned by Recipient as a result of this Agreement. The Confidential Information will include all information derived from the foregoing Confidential Information. The provisions of this Agreement and all information relating to the prices charged to Kmart, Products, services, fees and allowances is deemed Confidential Information.

          13.2 Recipient agrees to hold Confidential Information it receives from the Disclosing Party in confidence, treating such Confidential Information as if it were Recipient's own confidential information. However, Recipient must at a minimum take commercially reasonable steps to ensure that the Disclosing Party Confidential Information is not disclosed to, or used by any person, firm or entity except Recipient's own employees and agents and then only to the extent necessary for performance of this Agreement. The confidentiality obligations set forth above do not apply to information (a) available to the public through no fault of Recipient; (b) released by Disclosing Party on a non-confidential basis without restrictions on disclosure; and (c) to the extent disclosure of information is required by law, including under any valid court or governmental order, and Recipient provides Disclosing Party immediate notice thereof so that Disclosing Party will have an opportunity to contest disclosure or seek an appropriate protective order. Notwithstanding the foregoing, the parties shall be entitled to disclose this Agreement, including the Exhibits and Schedules hereto to the Securities and Exchange Commission and any securities exchange on which the securities of either party are listed; provided however, the parties shall use commercially reasonable efforts to secure permission not to disclose the commercial or economic terms of this Agreement and will cooperate with each other in good faith to prevent such disclosure if legally permitted to do so. The confidentiality and non-disclosure obligations in this Agreement survive and continue for three years following termination of this Agreement for any reason and bind Recipient's legal representatives, successors and assigns.

          13.3 The parties will consult with each other prior to making any press release or similar public announcements regarding this Agreement.

          13.4 This Section 13 supersedes the terms of any previous confidentiality agreements between the parties, including, without limitation, the letter agreement dated November 28, 2000.

     14. Representations and Warranties.

          14.1 Both Parties. Each party represents and warrants to the other party that:

               14.1.1 it is a duly organized, validly existing and in good standing in each jurisdiction where necessary to perform this Agreement;

               14.1.2 it has the full legal right, power and authority to execute, deliver, and perform this Agreement;

               14.1.3 to its knowledge, no litigation or governmental, regulatory, or administrative agency investigation or proceeding is pending or threatened against it that might adversely affect its ability to perform this Agreement;

               14.1.4 the signing and delivery of this Agreement by the person signing for the party and the performance of this and any agreement relating to this Agreement by the party have been duly authorized by all necessary action of its board of directors and do not conflict with (a) any law, order, writ, injunction, decree, rule, or regulation of any court, administrative agency, or any other governmental authority, (b) any agreement to which it is a party or by which it is otherwise bound, or (c) any provision of its certificate of incorporation or bylaws, and does not result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest, or other encumbrance upon the Products;

               14.1.5 no approval, consent, or withholding of objection is required from any governmental authority or any other party with respect to the entering into or performing this Agreement; and

               14.1.6 this Agreement has been authorized, executed, and delivered by the party and constitutes a legal, valid, and binding obligation of the party, enforceable against the party in accordance with its terms.

          14.2 Kmart. Kmart represents and warrants that not later than the expiration date of the Transition Period, all Kmart Additional Arrangements shall have been terminated and that not later than July 1, 2001, all Kmart Existing Arrangements shall have been terminated and that such arrangements shall not have been extended or renewed. To the best of its knowledge, Kmart has no material existing contractual relationship with suppliers of products comparable to the products to be supplied under this Agreement other than the Kmart Existing Arrangements.

     15. No Implied Covenants/Reliance. Each party has relied solely and exclusively on its own judgment and the advice of its own attorneys in entering into this Agreement. No representative or agent of a party has made any statement or representation to the other beyond those in this Agreement that have induced signing of this Agreement. There are no implied or otherwise unstated covenants, rights, or obligations by, of, or against either party. The parties expressly disclaim the existence of any implied covenant of good faith and/or fair dealing.

     16. Applicable Law/Arbitration. THIS AGREEMENT, AND ALL OTHER ASPECTS OF THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES, SHALL BE CONSTRUED, INTERPRETED AND ENFORCED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO CHOICE OF LAW PROVISIONS. Any controversy, claim or dispute of whatever nature arising out of or in connection with this Agreement or the breach, termination, performance or enforceability hereof or out of the relationship created by this Agreement (a "Dispute") in which the amount in controversy exceeds One Million Dollars ($1,000,000), shall be resolved by mediation and, if mediation fails to settle the Dispute, by binding arbitration. Any such binding arbitration will be held in Detroit, Michigan. The procedures to be followed by the parties are as follows:

          16.1 Mediation. Neither party shall commence an arbitration proceeding unless such party shall first give a written notice (a "Dispute Notice") to the other party setting forth the nature of the Dispute. The parties shall attempt in good faith to resolve the Dispute by mediation under the CPR Institute for Dispute Resolution ("CPR") Model Mediation Procedure for Business Disputes in effect at the time of this Agreement. If the parties cannot agree on the selection of a mediator within twenty (20) days after receipt of the Dispute Notice, the mediator will be selected in accordance with the CPR Procedure.

          16.2 Arbitration. If the Dispute has not been resolved by mediation as provided above within sixty (60) days after receipt of the Dispute Notice, or if a party fails to participate in a mediation, then the Dispute shall be determined by binding arbitration in Detroit, Michigan. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect on the Effective Date, subject to any modifications in this Agreement.

               16.2.1 Three arbitrators will be employed to hear disputes under this provision. Persons eligible to serve as arbitrators shall be members of the AAA Large, Complex Case Panel or any person mutually acceptable to all parties. The arbitrators shall base the award on the applicable law and judicial precedent that would apply if the Dispute were decided by a United States District Court, and the arbitrators shall have no authority to render an award that is inconsistent therewith. The award shall be in writing and include the findings of fact and conclusions of law upon which is it based if so requested by either party. Absent of showing a good cause, the hearing shall be conducted within ninety (90) days from the service of the statement of claim. Except as contemplated in Section 16.6, each party shall bear the expense of its own attorneys, experts, and out of pocket costs as well as 50% of the expense of administration and arbitrators' fees.

               16.2.2 Depositions, other than those taken in lieu of live testimony, shall not be taken except under the arbitrators' finding of special need. The parties shall be entitled to conduct document discovery in accordance with a procedure where responses to information requests shall be made within twenty (20) days from their receipt. The parties knowingly and voluntarily waive their rights to have any Dispute tried and adjudicated by a judge or a jury.

               16.2.3 The arbitration shall be governed by the laws of the State of Michigan, without regard to conflicts-of-law rules, and by the arbitration law of the Federal Arbitration Act (Title 9, U.S. Code). Judgment upon the award rendered may be entered in any court having jurisdiction. Notwithstanding the foregoing, upon the application by either party to a court for an order confirming, modifying, or vacating the award, the court shall have the power to review whether, as a matter of law based on the findings of fact determined by the arbitrator(s), the award should be confirmed, modified or vacated in order to correct any errors of law made by the arbitrator(s). In order to effectuate such judicial review limited to issues of law, the parties agree (and shall stipulate to the court) that the findings of fact made by the arbitrator(s) shall be final and binding on the parties and shall serve as the facts to be submitted to and relied upon by the court in determining the extent to which the award should be confirmed, modified or vacated.

               16.2.4 Except as otherwise required by law, the parties and the arbitrator(s) shall keep confidential and not disclose to third parties any information or documents obtained in connection with arbitration process, including the resolution of the Dispute. If either party fails to proceed with arbitration as provided in this Agreement, or unsuccessfully seeks to stay the arbitration, or fails to comply with the arbitration award, or is unsuccessful in vacating or modifying the award pursuant to a petition or application for judicial review, the other party may be entitled to be awarded costs, including reasonable attorneys' fees, paid or incurred in successfully compelling such arbitration or defending against the attempt to stay, vacate, or modify such arbitration award and/or successfully defending or enforcing the award, the determination of awarding costs to be made by the arbitrator(s).

               16.2.5 Notwithstanding anything to the contrary in this
          Agreement:

                    (a) The parties recognize that their business relationships may give rise to the need for one or more of the parties to seek emergency, provisional, or summary judicial relief to, among other things, repossess and sell or otherwise dispose of goods, equipment and/or fixtures, to prevent the sale or transfer of goods, equipment, fixtures, and other real and personal property, to protect real or personal property from injury, to obtain possession of real property, to enforce indemnification rights, and for temporary injunctive relief. Immediately following the issuance of any such relief, the parties agree to the stay of any judicial proceedings pending mediation or arbitration of all underlying claims between the parties.

                    (b) The parties recognize that, under applicable law, the
               arbitrators may not have the power to order equitable relief and the parties do not by this Agreement waive any rights they may have to seek and enforce equitable relief. Therefore, any claims for equitable relief that cannot be fully awarded by the arbitrators are outside the scope of this Agreement and the parties are free to pursue civil remedies for such claims. Any such claim(s) shall be brought in the United States District Court for the Eastern District of Michigan.

                    (c) Nothing shall restrict the right of a party to file
               counterclaims, cross claims or third party claims in any litigation brought by a third party.

                    (d) Except with respect to the confidentiality obligations contained in Section 13 that involve willful misconduct or gross negligence, EACH PARTY WAIVES THE RIGHT IN ANY ARBITRATION OR JUDICIAL PROCEEDING TO RECEIVE CONSEQUENTIAL, PUNITIVE, EXEMPLARY, OR STATUTORILY PRESCRIBED DAMAGES. THE ARBITRATORS SHALL NOT HAVE THE POWER TO AWARD CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR STATUTORILY PRESCRIBED DAMAGES, unless the arbitrator(s) or a court of competent jurisdiction determines that this limitation, under the circumstances, violates public policy.

     17. Independent Contractor. Fleming is an independent contractor of Kmart in the performance of this Agreement, and nothing in this Agreement may be construed to create or constitute a joint venture, partnership, agency, franchise, lease, or any other arrangement other than as expressly described in this Agreement. Each party is responsible for its own operations. Each party must exercise control over its employees, agents, representatives, subcontractors, and suppliers and is solely responsible for the verification of identity and employment eligibility, for the payment of any wages, salaries, or other remuneration of its employees, agents, representatives, subcontractors and suppliers, and for the payment of any payroll taxes, contributions for unemployment or workers compensation, social security, pensions or annuities that are imposed as a result of the employment of its employees, agents, representatives, subcontractors, and suppliers. Neither party may pledge credit, incur any obligation or liability, hire any employee, nor purchase any products or services in the name of the other party or any subsidiary or affiliate of the other party.

     18. Notices. Any notice required by this Agreement shall be written and shall be given or sent personally, by national overnight courier, by facsimile copy or by first-class certified mail, postage prepaid, return receipt requested. All notices shall be addressed as follows:

          18.1 Notices to Fleming:

               Fleming Companies, Inc.
               1945 Lakepointe Dr.
               Lewisville, Texas 75057-6424
               Attn:       Executive Vice President, President of Wholesale
               Fax:  (972) 906-1541

               With a copy to:

               Fleming Companies, Inc.
               1945 Lakepointe Dr.
               Lewisville, Texas 75057-6424
               Attn:       General Counsel
               Fax:  (972) 906-1530

          18.2 Notices to Kmart:

               Kmart Corporation
               3100 West Big Beaver Road
               Troy, Michigan 48084
               Attn: Vice President, General Merchandise Manager,
                     Food and Consumables
               Fax:  (248) 614-0638

               With a copy to:

               Kmart Corporation
               3100 West Big Beaver Road
               Troy, Michigan 48084
               Attn: General Counsel
               Fax:  (248) 463-1054

A party may designate another address on fifteen (15) days prior notice to the other party in accordance with the foregoing.

     19. Purchase of Store Supplies and Control Label Products. Upon the expiration of this Agreement, or the Termination Period, if any, Kmart will purchase from Fleming (a) all store supplies that Fleming has purchased or obtained as supplies for Kmart, (b) Products procured exclusively for Kmart, (c) booked promotional merchandise, and (d) any inventory in Dedicated Distribution Centers attributable to Kmart purchases. Kmart shall pay for and remove such items from Fleming's Distribution Centers within thirty (30) days after the termination of this Agreement at the purchase price otherwise provided in this Agreement.

     20. Office Space; Solicitation of Employees.

          20.1 Office Space. From time to time, employees of Kmart may perform tasks relating to this Agreement at Fleming's premises, and employees of Fleming may perform tasks relating to this Agreement at Kmart's premises. Each party shall make available at its expense, appropriate office space and related support services for such purposes to employees of the other party performing tasks relating to this Agreement at its premises.

          20.2 Solicitation of Employees. The parties agree that, during the term of this Agreement and for a period of one year following termination of this Agreement, neither of them will, without the prior written consent of the other party directly or indirectly, solicit for employment or hire any employee (director level or above) of the other party or any of its subsidiaries with whom they have had contact or who first became known to them in connection with the Agreement, provided, however, that the foregoing provision will not prevent them from employing any such persons
     (i) who initiate discussions regarding such employment without any direct or indirect solicitation by them, (ii) who respond to any public advertisements placed by them, or (iii) whose employment with either party or its subsidiaries terminated prior to employment discussions with the other party.

     21. Insurance and Indemnity.

          21.1 Insurance Coverages. During the term of this Agreement, Fleming shall maintain the following insurance coverages:

               21.1.1 Commercial general liability written on an occurrence coverage form including bodily injury and property damage liability, products and completed operations liability, contractual liability, and personal and advertising liability, with coverage limits of at least $3,000,000 per occurrence; $3,000,000 aggregate (products and completed operations); and $3,000,000 general aggregate;

               21.1.2 Automobile liability for all owned, leased, or rented vehicles with property damage and bodily injury coverage with combined single limit not less than of $3,000,000 per each occurrence;

               21.1.3 Workers compensation (statutory) and employers' liability with minimum limits of not less than $1,000,000 per accident, $1,000,000 disease (each employee), and $1,000,000 disease (policy limit), but in no event less than the minimum amounts required by law; and

               21.1.4 Umbrella/excess liability with minimum limits of $5,000,000 each occurrence and aggregate.

          21.2 Forms of Policies; Evidence. The insurance required by this section may have deductibles in such amounts as Fleming reasonably determines. Kmart shall be named as an additional insured under such insurance, except the workers compensation insurance. Fleming may fulfill these insurance obligations through blanket coverage and through any combination of primary and excess policies. Fleming will provide Kmart certificates of insurance evidencing the insurance coverage required by this section. The certificates shall provide that the issuing company will endeavor to mail 30 days prior written notice to Kmart of any cancellation of coverage before the stated expiration date. Fleming shall give Kmart thirty (30) days prior written notice of the cancellation or non-renewal of any insurance coverage before the stated expiration date. Fleming shall maintain such coverage with one or more insurance companies reasonably acceptable to Fleming and Kmart and licensed to do business in the states where such licensing is required to provide the required insurance.

          21.3 Fleming Limited Warranty. Fleming warrants that (i) it will convey to Kmart good and marketable title to all Products supplied hereunder, and (ii) all Products sold to Kmart shall (a) be free and clear of all liens, claims and encumbrances, (b) properly stored, handled and transported, and (c) shall be free of defects created by the negligence or willful misconduct of Fleming. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS, EXPRESS OR IMPLIED. FLEMING DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          21.4 Vendor Warranties. Fleming shall assist and cooperate with any effort by Kmart to avail itself of the benefits of any warranties made by any manufacturer, vendor, or supplier of Products and any services relating to Products and of any insurance relating thereto. Fleming shall use commercially reasonable efforts to obtain the written confirmation by all manufacturers, vendors, and suppliers of Products and services relating to Products that their warranties with respect to Products and such services and the related insurance coverage extend to Kmart and Kmart's customers. If Kmart is unable to avail itself directly of any such benefits, such efforts may include, upon Kmart's request, Fleming seeking indemnification or contribution from any such manufacturers, vendors, or suppliers directly and passing on any proceeds therefrom to Kmart, except and to the extent Fleming shall have paid the claim arising under the vendor's warranty. Fleming shall indemnify and hold harmless Kmart, and its affiliates, and their respective officers, directors, and employees, from all claims, liabilities, losses, damages, expenses, and costs (including reasonable attorneys' fees) arising out of matters covered by the warranties of such manufacturers, vendors, and suppliers of Products and services relating to Products. The foregoing indemnity obligation is only to the extent Fleming receives payment under or with respect to such warranties and has not paid the related claim arising under the warranty, if any.

          21.5 Survival. The provisions of Sections 21.3 and 21.4 shall survive the termination of this Agreement.

          22. Miscellaneous.

          22.1 Assignment. The provisions of this Agreement are binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, neither this Agreement nor the rights and obligations of either party hereunder shall be assignable without the prior written consent of the other party, which a party may grant or withhold in its sole discretion. However, either party may assign this Agreement to a subsidiary or affiliate that is owned or controlled by, or is under common ownership or control with that party. Any prohibited assignment is void. With respect to any permitted assignment, the assigning party remains fully responsible for performance and for all acts and omissions of its assignee.

          22.2 Incorporation and Integration. This Agreement, including the schedules attached hereto, is the final and complete agreement between Kmart and Fleming with respect to the subject matter hereof. No representations, inducements, promises, or understandings in relation to the subject matter hereof, whether oral or written, exist unless they are expressly set forth in this Agreement. This Agreement supersedes all prior understandings, agreements, contracts, or arrangements between the parties, whether oral or written, unless otherwise expressly incorporated in this Agreement. No agreement or other understanding purporting to add to or to modify the terms and conditions hereof is binding unless agreed to by the parties in writing. Any terms or conditions in any invoices, statements, or other forms of the parties used in the performance of this Agreement that are in addition to or conflict with the terms and conditions hereof are void.

          22.3 Headings. Headings or captions of the sections in this Agreement are for convenience of reference only and in no way define or limit or describe the intent of this Agreement or any provision hereof.

          22.4 Limitation of Actions. An action for breach of this Agreement must be commenced within three years after the cause of action accrued. A party shall commence an action by sending the other party a statement of claim and demand for arbitration under the provisions of this Agreement.

          22.5 Force Majeure. Neither party shall be deemed in default of this Agreement if such party's non-performance is the result of a condition beyond its control, including, but not limited to, labor strikes (subject to Section 8), government rationing and acts of God. A party's financial condition is not a condition beyond its control. If any event beyond Fleming's control affects Fleming's ability to source any Store from any Distribution Center but does not otherwise affect Fleming's operations as a whole, then Fleming shall use reasonable efforts to source the affected Stores from another Distribution Center; provided, however, that any reasonable incremental cost arising from such sourcing shall be paid by Kmart.

          22.6 State and Local Taxes. Kmart represents and warrants that all Products and other tangible personal property purchased from Fleming shall be purchased for resale in the ordinary course of Kmart's business and that Kmart shall comply with pertinent state and local laws regarding the collection and payment of sales, use, and other taxes applicable to all such resale transactions and furnish evidence thereof to Fleming. If any such tangible personal property is put to a taxable use by Kmart or is purchased by Kmart other than for resale, Kmart shall make timely return and payment to the proper taxing authority of all sales, use, and like taxes applicable thereto, and shall indemnify Fleming against such taxes and all penalties and interest related thereto. Kmart shall reimburse Fleming for all transaction taxes paid by Fleming (including, without limitation, bottle and other recycling taxes and service taxes) imposed on the sale of property and services contemplated by this Agreement.

          22.7 Severable. If any provision of this Agreement is determined by a court of competent jurisdiction or arbitrators appointed pursuant to this Agreement to be void or unenforceable, then the remaining provisions of this Agreement shall be given effect as if such void or unenforceable provision was not a part of this Agreement.

          22.8 Counterparts. This Agreement may be executed in multiple counterparts, all of which taken together will constitute one instrument and each of which will be considered an original for all purposes.

          22.9 Authority to Sign. Each person signing below warrants and represents that he has full power and authority to execute this Agreement on behalf of the party he represents. Upon request, each party must provide a certified resolution or certificate of authority authorizing the undersigned to enter into and sign this Agreement.

          22.10 Waivers. No waiver of any breach or default is a waiver of any subsequent breach or default.

          22.11 Approval. Wherever this Agreement provides for the consent or approval of a party as a condition to an action by the other party, except as otherwise provided in Section 22.1, the party whose consent or approval is required shall not unreasonably withhold, condition or delay its consent.

     EXECUTED as of the day and year first written above.

                                FLEMING COMPANIES, INC.


                                By         MARK S. HANSEN
                                    Name:  Mark S. Hansen
                                    Title:  Chairman and Chief Executive Officer

                                KMART CORPORATION


                                By        CHARLES C. CONAWAY
                                    Name: Charles C. Conaway
                                    Title:  Chairman and Chief Executive Officer

                                    SCHEDULES


Schedule A                          Stores

Schedule 1.1                        Products

Schedule 1.2A                       HBC and GMD

Schedule 1.2B                       Dunigan Fuel Terms

Schedule 1.3                        Product Pricing

Schedule 1.4                        High Velocity Products

Schedule 2                          Logistics Services

Schedule 4A                         Service Requirements

Schedule 4B                         Quality Assurance and Food Safety Guidelines

Schedule 4C                         Shrink Audit Procedure

Schedule 4D                         Audit Procedures

Schedule 4E                         Management Reports

Schedule 5                          Product and Service Fees and Charges

Schedule 5A                         Bid Values

Schedule 5B                         Accounts Receivable Reconciliation

Schedule 10                         Transition Milestones

                                   SCHEDULE A

                                     STORES

     The following list of Stores will be deemed to be automatically amended from time to time without further action of the parties to provide for (a) the removal of Stores from the list as a result of closure, relocation, sale, or other disposition by Kmart, and (b) the addition of Stores to the list as a result of the opening or acquisition of new Stores through the term of this Agreement, whether designated "Super K," "Big K" or by any successor names to such stores. Kmart will provide to Fleming at least sixty (60) days prior written notice of Stores to be removed or added, as the case may be, during the term of this Agreement so that Fleming may commence or terminate service. Initially, each Store shall be primarily supplied by the Distribution Center named opposite to such Store.

NOTE: Super K stores with a * in the "Fres./Sac. Note" column will utilize the following supply arrangement:

     From Fresno:        Grocery, Dairy, Frozen, Candy, Cigarettes
     From Sacramento:    Lunch/Frozen Meat, Smoked IQF, Bakery, Deli, Seafood,
                         Commodity Meat
     From Tracy:         Produce, Floral
                         Products from Tracy will be straight runs to stores or crossdocked through Fresno

BK Store    2001                         SK Store    Fres./Sac.   2001
Number      Proposed DC                  Number        Note     Proposed DC
---------------------------------------------------------------------------------------
3008        Allentown PA                   4906                 Allentown PA
3021        Allentown PA                   4928                 Allentown PA
3026        Allentown PA                   4929                 Allentown PA
3027        Allentown PA                   4935                 Allentown PA
3028        Allentown PA                   4936                 Allentown PA
3040        Allentown PA                   4939                 Allentown PA
3047        Allentown PA                   4960                 Allentown PA
3048        Allentown PA                   4963                 Allentown PA
3050        Allentown PA                   4967                 Allentown PA
3051        Allentown PA                   3974         *       Fresno CA
3056        Allentown PA                   4957         *       Fresno CA
3060        Allentown PA                   4987         *       Fresno CA
3071        Allentown PA                   7697         *       Fresno CA
3073        Allentown PA                   3575                 Ft Wayne IN
3077        Allentown PA                   3784                 Ft Wayne IN
3087        Allentown PA                   3786                 Ft Wayne IN
3093        Allentown PA                   3910                 Ft Wayne IN
3098        Allentown PA                   4059                 Ft Wayne IN
3102        Allentown PA                   4108                 Ft Wayne IN
3115        Allentown PA                   4722                 Ft Wayne IN
3117        Allentown PA                   4745                 Ft Wayne IN
3129        Allentown PA                   4764                 Ft Wayne IN
3131        Allentown PA                   4821                 Ft Wayne IN
3136        Allentown PA                   4903                 Ft Wayne IN
3138        Allentown PA                   4910                 Ft Wayne IN
3141        Allentown PA                   4913                 Ft Wayne IN
3146        Allentown PA                   4915                 Ft Wayne IN
3149        Allentown PA                   4924                 Ft Wayne IN
3152        Allentown PA                   4937                 Ft Wayne IN
3158        Allentown PA                   4938                 Ft Wayne IN
3160        Allentown PA                   4949                 Ft Wayne IN
3167        Allentown PA                   4954                 Ft Wayne IN
3172        Allentown PA                   4964                 Ft Wayne IN
3175        Allentown PA                   4966                 Ft Wayne IN
3183        Allentown PA                   4971                 Ft Wayne IN
3187        Allentown PA                   4982                 Ft Wayne IN
3193        Allentown PA                   4984                 Ft Wayne IN
3196        Allentown PA                   4990                 Ft Wayne IN
3201        Allentown PA                   4991                 Ft Wayne IN
3202        Allentown PA                   4992                 Ft Wayne IN
3216        Allentown PA                   4994                 Ft Wayne IN
3222        Allentown PA                   4995                 Ft Wayne IN
3225        Allentown PA                   4998                 Ft Wayne IN
3229        Allentown PA                   7416                 Ft Wayne IN
3232        Allentown PA                   7525                 Ft Wayne IN
3237        Allentown PA                   7584                 Ft Wayne IN
3244        Allentown PA                   7634                 Ft Wayne IN
3256        Allentown PA                   7913                 Ft Wayne IN
3259        Allentown PA                   9817                 Ft Wayne IN
3264        Allentown PA                   3948                 Garland TX
3266        Allentown PA                   3992                 Garland TX
3268        Allentown PA                   4904                 Garland TX
3277        Allentown PA                   4908                 Garland TX
3282        Allentown PA                   4919                 Garland TX
3285        Allentown PA                   4920                 Garland TX
3288        Allentown PA                   4931                 Garland TX
3295        Allentown PA                   4941                 Garland TX
3318        Allentown PA                   4948                 Garland TX
3325        Allentown PA                   4972                 Garland TX
3332        Allentown PA                   3901                 Lafayette LA
3333        Allentown PA                   4922                 Lafayette LA
3339        Allentown PA                   4926                 Lafayette LA
3340        Allentown PA                   4930                 Lafayette LA
3350        Allentown PA                   4946                 Lafayette LA
3352        Allentown PA                   4947                 Lafayette LA
3361        Allentown PA                   4958                 Lafayette LA
3372        Allentown PA                   4959                 Lafayette LA
3380        Allentown PA                   4973                 Lafayette LA
3390        Allentown PA                   7550                 Lincoln NE
3392        Allentown PA                   4914                 Memphis TN
3393        Allentown PA                   4968                 Memphis TN
3394        Allentown PA                   4969                 Memphis TN
3396        Allentown PA                   4970                 Memphis TN
3399        Allentown PA                   3995                 Phoenix AZ
3401        Allentown PA                   4911                 Phoenix AZ
3406        Allentown PA                   4912                 Phoenix AZ
3414        Allentown PA                   4996                 Phoenix AZ
3415        Allentown PA                   4933                 Sacramento CA
3416        Allentown PA                   4943                 Sacramento CA
3418        Allentown PA                   4944                 Sacramento CA
3419        Allentown PA                   4983                 Sacramento CA
3433        Allentown PA                   3043                 Salt Lake City UT
3434        Allentown PA                   4917                 Salt Lake City UT
3436        Allentown PA                   4918                 Salt Lake City UT
3438        Allentown PA                   4934                 Salt Lake City UT
3454        Allentown PA                   7378                 Salt Lake City UT
3459        Allentown PA                   4719                 Warsaw NC
3460        Allentown PA                   4916                 Warsaw NC
3465        Allentown PA                   3785                 Warsaw NC
3467        Allentown PA                   3908                 Warsaw NC
3480        Allentown PA                   4758                 Warsaw NC
3486        Allentown PA                   4901                 Warsaw NC
3495        Allentown PA                   4927                 Warsaw NC
3498        Allentown PA                   4950                 Warsaw NC
3499        Allentown PA                   4953                 Warsaw NC
3509        Allentown PA                   4955                 Warsaw NC
3512        Allentown PA                   4956                 Warsaw NC
3516        Allentown PA                   4961                 Warsaw NC
3517        Allentown PA                   4986                 Warsaw NC
3521        Allentown PA                   4988                 Warsaw NC
3522        Allentown PA                   4997                 Warsaw NC
3523        Allentown PA                   7345                 Warsaw NC
3524        Allentown PA                   7353                 Warsaw NC
3527        Allentown PA                   7469                 Warsaw NC
3529        Allentown PA
3535        Allentown PA
3558        Allentown PA
3561        Allentown PA
3564        Allentown PA
3569        Allentown PA
3586        Allentown PA
3593        Allentown PA
3596        Allentown PA
3597        Allentown PA
3600        Allentown PA
3616        Allentown PA
3630        Allentown PA
3638        Allentown PA
3641        Allentown PA
3643        Allentown PA
3654        Allentown PA
3681        Allentown PA
3691        Allentown PA
3694        Allentown PA
3709        Allentown PA
3710        Allentown PA
3711        Allentown PA
3737        Allentown PA
3787        Allentown PA
3792        Allentown PA
3794        Allentown PA
3795        Allentown PA
3796        Allentown PA
3798        Allentown PA
3799        Allentown PA
3800        Allentown PA
3807        Allentown PA
3810        Allentown PA
3824        Allentown PA
3825        Allentown PA
3827        Allentown PA
3837        Allentown PA
3861        Allentown PA
3862        Allentown PA
3873        Allentown PA
3877        Allentown PA
3879        Allentown PA
3884        Allentown PA
3885        Allentown PA
3895        Allentown PA
3911        Allentown PA
3912        Allentown PA
3927        Allentown PA
3928        Allentown PA
3937        Allentown PA
3942        Allentown PA
3943        Allentown PA
3949        Allentown PA
3951        Allentown PA
3953        Allentown PA
3954        Allentown PA
3963        Allentown PA
3964        Allentown PA
3979        Allentown PA
3981        Allentown PA
3987        Allentown PA
3988        Allentown PA
3990        Allentown PA
4010        Allentown PA
4034        Allentown PA
4054        Allentown PA
4064        Allentown PA
4113        Allentown PA
4123        Allentown PA
4150        Allentown PA
4176        Allentown PA
4199        Allentown PA
4207        Allentown PA
4212        Allentown PA
4229        Allentown PA
4233        Allentown PA
4248        Allentown PA
4275        Allentown PA
4313        Allentown PA
4334        Allentown PA
4344        Allentown PA
4361        Allentown PA
4362        Allentown PA
4373        Allentown PA
4383        Allentown PA
4394        Allentown PA
4397        Allentown PA
4399        Allentown PA
4407        Allentown PA
4409        Allentown PA
4418        Allentown PA
4429        Allentown PA
4444        Allentown PA
4445        Allentown PA
4446        Allentown PA
4448        Allentown PA
4460        Allentown PA
4468        Allentown PA
4470        Allentown PA
4478        Allentown PA
4479        Allentown PA
4483        Allentown PA
4496        Allentown PA
4703        Allentown PA
4709        Allentown PA
4713        Allentown PA
4726        Allentown PA
4741        Allentown PA
4742        Allentown PA
4770        Allentown PA
4771        Allentown PA
4772        Allentown PA
4785        Allentown PA
4788        Allentown PA
4793        Allentown PA
4807        Allentown PA
4812        Allentown PA
4825        Allentown PA
4831        Allentown PA
4832        Allentown PA
4839        Allentown PA
4840        Allentown PA
4860        Allentown PA
4861        Allentown PA
4867        Allentown PA
4868        Allentown PA
4871        Allentown PA
4874        Allentown PA
4878        Allentown PA
4897        Allentown PA
7025        Allentown PA
7032        Allentown PA
7039        Allentown PA
7044        Allentown PA
7048        Allentown PA
7065        Allentown PA
7075        Allentown PA
7083        Allentown PA
7097        Allentown PA
7104        Allentown PA
7109        Allentown PA
7110        Allentown PA
7119        Allentown PA
7120        Allentown PA
7125        Allentown PA
7129        Allentown PA
7133        Allentown PA
7134        Allentown PA
7142        Allentown PA
7144        Allentown PA
7155        Allentown PA
7171        Allentown PA
7172        Allentown PA
7177        Allentown PA
7179        Allentown PA
7182        Allentown PA
7187        Allentown PA
7188        Allentown PA
7192        Allentown PA
7197        Allentown PA
7198        Allentown PA
7200        Allentown PA
7204        Allentown PA
7209        Allentown PA
7217        Allentown PA
7232        Allentown PA
7235        Allentown PA
7238        Allentown PA
7240        Allentown PA
7257        Allentown PA
7269        Allentown PA
7281        Allentown PA
7282        Allentown PA
7283        Allentown PA
7293        Allentown PA
7325        Allentown PA
7334        Allentown PA
7341        Allentown PA
7357        Allentown PA
7363        Allentown PA
7372        Allentown PA
7374        Allentown PA
7375        Allentown PA
7415        Allentown PA
7417        Allentown PA
7427        Allentown PA
7432        Allentown PA
7451        Allentown PA
7452        Allentown PA
7453        Allentown PA
7470        Allentown PA
7476        Allentown PA
7492        Allentown PA
7507        Allentown PA
7519        Allentown PA
7535        Allentown PA
7554        Allentown PA
7575        Allentown PA
7581        Allentown PA
7592        Allentown PA
7602        Allentown PA
7605        Allentown PA
7608        Allentown PA
7612        Allentown PA
7654        Allentown PA
7664        Allentown PA
7673        Allentown PA
7676        Allentown PA
7677        Allentown PA
7695        Allentown PA
7699        Allentown PA
7707        Allentown PA
7708        Allentown PA
7713        Allentown PA
7725        Allentown PA
7728        Allentown PA
7729        Allentown PA
7746        Allentown PA
7749        Allentown PA
7760        Allentown PA
7766        Allentown PA
7777        Allentown PA
7790        Allentown PA
9123        Allentown PA
9125        Allentown PA
9133        Allentown PA
9140        Allentown PA
9146        Allentown PA
9147        Allentown PA
9149        Allentown PA
9158        Allentown PA
9161        Allentown PA
9166        Allentown PA
9231        Allentown PA
9234        Allentown PA
9255        Allentown PA
9274        Allentown PA
9382        Allentown PA
9392        Allentown PA
9393        Allentown PA
9410        Allentown PA
9411        Allentown PA
9412        Allentown PA
9413        Allentown PA
9414        Allentown PA
9415        Allentown PA
9416        Allentown PA
9417        Allentown PA
9418        Allentown PA
9419        Allentown PA
9420        Allentown PA
9421        Allentown PA
9422        Allentown PA
9423        Allentown PA
9424        Allentown PA
9425        Allentown PA
9438        Allentown PA
9446        Allentown PA
9521        Allentown PA
9524        Allentown PA
9529        Allentown PA
9536        Allentown PA
9539        Allentown PA
9542        Allentown PA
9589        Allentown PA
9597        Allentown PA
9609        Allentown PA
9642        Allentown PA
9662        Allentown PA
9692        Allentown PA
9733        Allentown PA
9752        Allentown PA
9769        Allentown PA
9770        Allentown PA
3010        Fresno CA
3018        Fresno CA
3041        Fresno CA
3053        Fresno CA
3086        Fresno CA
3106        Fresno CA
3110        Fresno CA
3124        Fresno CA
3127        Fresno CA
3130        Fresno CA
3162        Fresno CA
3169        Fresno CA
3174        Fresno CA
3235        Fresno CA
3274        Fresno CA
3276        Fresno CA
3334        Fresno CA
3337        Fresno CA
3345        Fresno CA
3362        Fresno CA
3363        Fresno CA
3368        Fresno CA
3369        Fresno CA
3376        Fresno CA
3412        Fresno CA
3431        Fresno CA
3435        Fresno CA
3440        Fresno CA
3483        Fresno CA
3501        Fresno CA
3531        Fresno CA
3565        Fresno CA
3568        Fresno CA
3582        Fresno CA
3595        Fresno CA
3635        Fresno CA
3639        Fresno CA
3653        Fresno CA
3696        Fresno CA
3697        Fresno CA
3699        Fresno CA
3725        Fresno CA
3748        Fresno CA
3764        Fresno CA
3834        Fresno CA
3842        Fresno CA
3855        Fresno CA
3865        Fresno CA
3915        Fresno CA
3916        Fresno CA
3920        Fresno CA
3945        Fresno CA
3962        Fresno CA
3968        Fresno CA
3982        Fresno CA
3986        Fresno CA
3998        Fresno CA
4007        Fresno CA
4037        Fresno CA
4047        Fresno CA
4117        Fresno CA
4151        Fresno CA
4191        Fresno CA
4200        Fresno CA
4239        Fresno CA
4240        Fresno CA
4274        Fresno CA
4277        Fresno CA
4281        Fresno CA
4282        Fresno CA
4285        Fresno CA
4291        Fresno CA
4320        Fresno CA
4330        Fresno CA
4340        Fresno CA
4341        Fresno CA
4342        Fresno CA
4349        Fresno CA
4364        Fresno CA
4366        Fresno CA
4367        Fresno CA
4371        Fresno CA
4396        Fresno CA
4408        Fresno CA
4421        Fresno CA
4424        Fresno CA
4432        Fresno CA
4449        Fresno CA
4452        Fresno CA
4457        Fresno CA
4472        Fresno CA
4474        Fresno CA
4482        Fresno CA
4705        Fresno CA
4706        Fresno CA
4721        Fresno CA
4749        Fresno CA
4751        Fresno CA
4762        Fresno CA
4806        Fresno CA
4811        Fresno CA
4819        Fresno CA
4829        Fresno CA
4843        Fresno CA
4862        Fresno CA
7098        Fresno CA
7165        Fresno CA
7175        Fresno CA
7195        Fresno CA
7225        Fresno CA
7287        Fresno CA
7379        Fresno CA
7390        Fresno CA
7422        Fresno CA
7471        Fresno CA
7481        Fresno CA
7486        Fresno CA
7548        Fresno CA
7552        Fresno CA
7587        Fresno CA
7606        Fresno CA
7609        Fresno CA
7619        Fresno CA
7625        Fresno CA
7639        Fresno CA
7653        Fresno CA
7701        Fresno CA
7702        Fresno CA
7714        Fresno CA
7756        Fresno CA
7916        Fresno CA
9153        Fresno CA
9328        Fresno CA
9551        Fresno CA
9608        Fresno CA
9746        Fresno CA
9761        Fresno CA
9797        Fresno CA
3009        Ft Wayne IN
3013        Ft Wayne IN
3029        Ft Wayne IN
3032        Ft Wayne IN
3033        Ft Wayne IN
3066        Ft Wayne IN
3069        Ft Wayne IN
3100        Ft Wayne IN
3105        Ft Wayne IN
3111        Ft Wayne IN
3126        Ft Wayne IN
3139        Ft Wayne IN
3142        Ft Wayne IN
3155        Ft Wayne IN
3159        Ft Wayne IN
3170        Ft Wayne IN
3177        Ft Wayne IN
3180        Ft Wayne IN
3181        Ft Wayne IN
3191        Ft Wayne IN
3195        Ft Wayne IN
3197        Ft Wayne IN
3198        Ft Wayne IN
3200        Ft Wayne IN
3207        Ft Wayne IN
3218        Ft Wayne IN
3220        Ft Wayne IN
3233        Ft Wayne IN
3234        Ft Wayne IN
3241        Ft Wayne IN
3243        Ft Wayne IN
3248        Ft Wayne IN
3250        Ft Wayne IN
3251        Ft Wayne IN
3252        Ft Wayne IN
3254        Ft Wayne IN
3260        Ft Wayne IN
3261        Ft Wayne IN
3262        Ft Wayne IN
3265        Ft Wayne IN
3267        Ft Wayne IN
3271        Ft Wayne IN
3272        Ft Wayne IN
3278        Ft Wayne IN
3279        Ft Wayne IN
3281        Ft Wayne IN
3283        Ft Wayne IN
3286        Ft Wayne IN
3290        Ft Wayne IN
3292        Ft Wayne IN
3299        Ft Wayne IN
3302        Ft Wayne IN
3308        Ft Wayne IN
3309        Ft Wayne IN
3314        Ft Wayne IN
3327        Ft Wayne IN
3328        Ft Wayne IN
3338        Ft Wayne IN
3343        Ft Wayne IN
3344        Ft Wayne IN
3349        Ft Wayne IN
3351        Ft Wayne IN
3371        Ft Wayne IN
3373        Ft Wayne IN
3379        Ft Wayne IN
3407        Ft Wayne IN
3410        Ft Wayne IN
3411        Ft Wayne IN
3420        Ft Wayne IN
3421        Ft Wayne IN
3425        Ft Wayne IN
3426        Ft Wayne IN
3446        Ft Wayne IN
3455        Ft Wayne IN
3462        Ft Wayne IN
3473        Ft Wayne IN
3474        Ft Wayne IN
3484        Ft Wayne IN
3496        Ft Wayne IN
3507        Ft Wayne IN
3515        Ft Wayne IN
3536        Ft Wayne IN
3537        Ft Wayne IN
3546        Ft Wayne IN
3555        Ft Wayne IN
3556        Ft Wayne IN
3557        Ft Wayne IN
3559        Ft Wayne IN
3570        Ft Wayne IN
3571        Ft Wayne IN
3589        Ft Wayne IN
3594        Ft Wayne IN
3599        Ft Wayne IN
3619        Ft Wayne IN
3620        Ft Wayne IN
3631        Ft Wayne IN
3637        Ft Wayne IN
3659        Ft Wayne IN
3662        Ft Wayne IN
3664        Ft Wayne IN
3687        Ft Wayne IN
3720        Ft Wayne IN
3723        Ft Wayne IN
3724        Ft Wayne IN
3730        Ft Wayne IN
3731        Ft Wayne IN
3741        Ft Wayne IN
3751        Ft Wayne IN
3756        Ft Wayne IN
3767        Ft Wayne IN
3789        Ft Wayne IN
3790        Ft Wayne IN
3804        Ft Wayne IN
3805        Ft Wayne IN
3819        Ft Wayne IN
3820        Ft Wayne IN
3821        Ft Wayne IN
3841        Ft Wayne IN
3843        Ft Wayne IN
3859        Ft Wayne IN
3864        Ft Wayne IN
3902        Ft Wayne IN
3914        Ft Wayne IN
3938        Ft Wayne IN
3950        Ft Wayne IN
3959        Ft Wayne IN
3960        Ft Wayne IN
4000        Ft Wayne IN
4030        Ft Wayne IN
4031        Ft Wayne IN
4035        Ft Wayne IN
4039        Ft Wayne IN
4040        Ft Wayne IN
4048        Ft Wayne IN
4065        Ft Wayne IN
4066        Ft Wayne IN
4067        Ft Wayne IN
4074        Ft Wayne IN
4079        Ft Wayne IN
4082        Ft Wayne IN
4083        Ft Wayne IN
4091        Ft Wayne IN
4095        Ft Wayne IN
4096        Ft Wayne IN
4098        Ft Wayne IN
4100        Ft Wayne IN
4105        Ft Wayne IN
4106        Ft Wayne IN
4148        Ft Wayne IN
4152        Ft Wayne IN
4163        Ft Wayne IN
4165        Ft Wayne IN
4166        Ft Wayne IN
4168        Ft Wayne IN
4169        Ft Wayne IN
4173        Ft Wayne IN
4175        Ft Wayne IN
4177        Ft Wayne IN
4179        Ft Wayne IN
4183        Ft Wayne IN
4188        Ft Wayne IN
4192        Ft Wayne IN
4196        Ft Wayne IN
4203        Ft Wayne IN
4204        Ft Wayne IN
4206        Ft Wayne IN
4209        Ft Wayne IN
4214        Ft Wayne IN
4228        Ft Wayne IN
4235        Ft Wayne IN
4249        Ft Wayne IN
4256        Ft Wayne IN
4257        Ft Wayne IN
4263        Ft Wayne IN
4264        Ft Wayne IN
4268        Ft Wayne IN
4276        Ft Wayne IN
4293        Ft Wayne IN
4301        Ft Wayne IN
4331        Ft Wayne IN
4352        Ft Wayne IN
4375        Ft Wayne IN
4377        Ft Wayne IN
4381        Ft Wayne IN
4382        Ft Wayne IN
4384        Ft Wayne IN
4386        Ft Wayne IN
4393        Ft Wayne IN
4405        Ft Wayne IN
4414        Ft Wayne IN
4416        Ft Wayne IN
4422        Ft Wayne IN
4423        Ft Wayne IN
4428        Ft Wayne IN
4430        Ft Wayne IN
4436        Ft Wayne IN
4438        Ft Wayne IN
4442        Ft Wayne IN
4459        Ft Wayne IN
4464        Ft Wayne IN
4481        Ft Wayne IN
4488        Ft Wayne IN
4700        Ft Wayne IN
4724        Ft Wayne IN
4729        Ft Wayne IN
4747        Ft Wayne IN
4781        Ft Wayne IN
4783        Ft Wayne IN
4784        Ft Wayne IN
4794        Ft Wayne IN
4795        Ft Wayne IN
4796        Ft Wayne IN
4801        Ft Wayne IN
4802        Ft Wayne IN
4815        Ft Wayne IN
4822        Ft Wayne IN
4823        Ft Wayne IN
4830        Ft Wayne IN
4845        Ft Wayne IN
4851        Ft Wayne IN
4852        Ft Wayne IN
4855        Ft Wayne IN
4875        Ft Wayne IN
4895        Ft Wayne IN
7014        Ft Wayne IN
7022        Ft Wayne IN
7042        Ft Wayne IN
7068        Ft Wayne IN
7073        Ft Wayne IN
7081        Ft Wayne IN
7084        Ft Wayne IN
7127        Ft Wayne IN
7131        Ft Wayne IN
7140        Ft Wayne IN
7185        Ft Wayne IN
7190        Ft Wayne IN
7205        Ft Wayne IN
7229        Ft Wayne IN
7243        Ft Wayne IN
7246        Ft Wayne IN
7249        Ft Wayne IN
7272        Ft Wayne IN
7275        Ft Wayne IN
7289        Ft Wayne IN
7305        Ft Wayne IN
7337        Ft Wayne IN
7368        Ft Wayne IN
7381        Ft Wayne IN
7383        Ft Wayne IN
7393        Ft Wayne IN
7395        Ft Wayne IN
7397        Ft Wayne IN
7399        Ft Wayne IN
7402        Ft Wayne IN
7431        Ft Wayne IN
7455        Ft Wayne IN
7472        Ft Wayne IN
7473        Ft Wayne IN
7474        Ft Wayne IN
7477        Ft Wayne IN
7490        Ft Wayne IN
7498        Ft Wayne IN
7499        Ft Wayne IN
7500        Ft Wayne IN
7504        Ft Wayne IN
7524        Ft Wayne IN
7527        Ft Wayne IN
7532        Ft Wayne IN
7547        Ft Wayne IN
7563        Ft Wayne IN
7589        Ft Wayne IN
7631        Ft Wayne IN
7641        Ft Wayne IN
7644        Ft Wayne IN
7645        Ft Wayne IN
7646        Ft Wayne IN
7660        Ft Wayne IN
7700        Ft Wayne IN
7723        Ft Wayne IN
7733        Ft Wayne IN
7736        Ft Wayne IN
7753        Ft Wayne IN
7772        Ft Wayne IN
7775        Ft Wayne IN
7789        Ft Wayne IN
9003        Ft Wayne IN
9005        Ft Wayne IN
9018        Ft Wayne IN
9026        Ft Wayne IN
9030        Ft Wayne IN
9038        Ft Wayne IN
9088        Ft Wayne IN
9089        Ft Wayne IN
9092        Ft Wayne IN
9096        Ft Wayne IN
9122        Ft Wayne IN
9124        Ft Wayne IN
9163        Ft Wayne IN
9186        Ft Wayne IN
9187        Ft Wayne IN
9218        Ft Wayne IN
9245        Ft Wayne IN
9288        Ft Wayne IN
9335        Ft Wayne IN
9339        Ft Wayne IN
9340        Ft Wayne IN
9348        Ft Wayne IN
9349        Ft Wayne IN
9352        Ft Wayne IN
9354        Ft Wayne IN
9355        Ft Wayne IN
9357        Ft Wayne IN
9360        Ft Wayne IN
9362        Ft Wayne IN
9363        Ft Wayne IN
9368        Ft Wayne IN
9373        Ft Wayne IN
9375        Ft Wayne IN
9376        Ft Wayne IN
9378        Ft Wayne IN
9385        Ft Wayne IN
9502        Ft Wayne IN
9527        Ft Wayne IN
9532        Ft Wayne IN
9538        Ft Wayne IN
9557        Ft Wayne IN
9585        Ft Wayne IN
9586        Ft Wayne IN
9593        Ft Wayne IN
9611        Ft Wayne IN
9640        Ft Wayne IN
9660        Ft Wayne IN
9676        Ft Wayne IN
9684        Ft Wayne IN
9693        Ft Wayne IN
9695        Ft Wayne IN
9703        Ft Wayne IN
9705        Ft Wayne IN
9709        Ft Wayne IN
9745        Ft Wayne IN
9772        Ft Wayne IN
9782        Ft Wayne IN
9804        Ft Wayne IN
3016        Garland TX
3019        Garland TX
3044        Garland TX
3067        Garland TX
3114        Garland TX
3120        Garland TX
3128        Garland TX
3192        Garland TX
3199        Garland TX
3217        Garland TX
3238        Garland TX
3284        Garland TX
3321        Garland TX
3382        Garland TX
3475        Garland TX
3493        Garland TX
3519        Garland TX
3636        Garland TX
3649        Garland TX
3690        Garland TX
3717        Garland TX
3718        Garland TX
3727        Garland TX
3738        Garland TX
3743        Garland TX
3771        Garland TX
3772        Garland TX
3776        Garland TX
3791        Garland TX
3932        Garland TX
3933        Garland TX
3935        Garland TX
4023        Garland TX
4127        Garland TX
4139        Garland TX
4267        Garland TX
4346        Garland TX
4389        Garland TX
4473        Garland TX
4707        Garland TX
4708        Garland TX
4733        Garland TX
4773        Garland TX
4775        Garland TX
4778        Garland TX
4782        Garland TX
4808        Garland TX
4809        Garland TX
4828        Garland TX
4841        Garland TX
4885        Garland TX
7003        Garland TX
7015        Garland TX
7016        Garland TX
7017        Garland TX
7041        Garland TX
7056        Garland TX
7077        Garland TX
7170        Garland TX
7230        Garland TX
7248        Garland TX
7250        Garland TX
7270        Garland TX
7286        Garland TX
7296        Garland TX
7300        Garland TX
7308        Garland TX
7309        Garland TX
7314        Garland TX
7396        Garland TX
7404        Garland TX
7511        Garland TX
7615        Garland TX
7734        Garland TX
7795        Garland TX
7912        Garland TX
9079        Garland TX
9170        Garland TX
9238        Garland TX
9264        Garland TX
9267        Garland TX
9327        Garland TX
9329        Garland TX
9364        Garland TX
9365        Garland TX
9367        Garland TX
9369        Garland TX
9398        Garland TX
9449        Garland TX
9512        Garland TX
9545        Garland TX
9552        Garland TX
9576        Garland TX
9582        Garland TX
9590        Garland TX
9607        Garland TX
9711        Garland TX
9717        Garland TX
9744        Garland TX
3054        Geneva AL
3082        Geneva AL
3099        Geneva AL
3132        Geneva AL
3166        Geneva AL
3194        Geneva AL
3219        Geneva AL
3223        Geneva AL
3289        Geneva AL
3353        Geneva AL
3355        Geneva AL
3356        Geneva AL
3359        Geneva AL
3424        Geneva AL
3487        Geneva AL
3528        Geneva AL
3545        Geneva AL
3602        Geneva AL
3629        Geneva AL
3660        Geneva AL
3661        Geneva AL
3672        Geneva AL
3673        Geneva AL
3674        Geneva AL
3675        Geneva AL
3700        Geneva AL
3701        Geneva AL
3713        Geneva AL
3714        Geneva AL
3747        Geneva AL
3762        Geneva AL
3847        Geneva AL
3854        Geneva AL
3867        Geneva AL
3905        Geneva AL
3929        Geneva AL
3930        Geneva AL
3931        Geneva AL
3939        Geneva AL
3940        Geneva AL
3946        Geneva AL
3947        Geneva AL
3957        Geneva AL
3967        Geneva AL
3975        Geneva AL
3978        Geneva AL
3980        Geneva AL
3989        Geneva AL
3991        Geneva AL
3994        Geneva AL
3996        Geneva AL
4071        Geneva AL
4072        Geneva AL
4122        Geneva AL
4138        Geneva AL
4198        Geneva AL
4210        Geneva AL
4283        Geneva AL
4286        Geneva AL
4308        Geneva AL
4410        Geneva AL
4451        Geneva AL
4489        Geneva AL
4723        Geneva AL
4760        Geneva AL
4769        Geneva AL
4797        Geneva AL
4817        Geneva AL
4833        Geneva AL
4836        Geneva AL
4848        Geneva AL
7001        Geneva AL
7020        Geneva AL
7028        Geneva AL
7059        Geneva AL
7071        Geneva AL
7079        Geneva AL
7183        Geneva AL
7184        Geneva AL
7265        Geneva AL
7330        Geneva AL
7336        Geneva AL
7360        Geneva AL
7388        Geneva AL
7435        Geneva AL
7558        Geneva AL
7595        Geneva AL
7604        Geneva AL
7613        Geneva AL
7629        Geneva AL
7637        Geneva AL
7640        Geneva AL
7643        Geneva AL
7901        Geneva AL
9217        Geneva AL
9569        Geneva AL
9571        Geneva AL
9627        Geneva AL
9657        Geneva AL
9714        Geneva AL
7478        Hawaii
7480        Hawaii
7488        Hawaii
7680        Hawaii
7682        Hawaii
7683        Hawaii
7705        Hawaii
9430        Hawaii
3006        Kansas City MO
3097        Kansas City MO
3137        Kansas City MO
3171        Kansas City MO
3184        Kansas City MO
3236        Kansas City MO
3239        Kansas City MO
3322        Kansas City MO
3358        Kansas City MO
3391        Kansas City MO
3422        Kansas City MO
3447        Kansas City MO
3508        Kansas City MO
3547        Kansas City MO
3579        Kansas City MO
3585        Kansas City MO
3591        Kansas City MO
3605        Kansas City MO
3655        Kansas City MO
3656        Kansas City MO
3758        Kansas City MO
3759        Kansas City MO
3803        Kansas City MO
3813        Kansas City MO
3814        Kansas City MO
3907        Kansas City MO
3934        Kansas City MO
3971        Kansas City MO
4026        Kansas City MO
4130        Kansas City MO
4156        Kansas City MO
4157        Kansas City MO
4160        Kansas City MO
4171        Kansas City MO
4174        Kansas City MO
4215        Kansas City MO
4220        Kansas City MO
4222        Kansas City MO
4270        Kansas City MO
4304        Kansas City MO
4332        Kansas City MO
4350        Kansas City MO
4427        Kansas City MO
4433        Kansas City MO
4443        Kansas City MO
4453        Kansas City MO
4465        Kansas City MO
4720        Kansas City MO
4743        Kansas City MO
7018        Kansas City MO
7024        Kansas City MO
7037        Kansas City MO
7040        Kansas City MO
7082        Kansas City MO
7161        Kansas City MO
7169        Kansas City MO
7193        Kansas City MO
7261        Kansas City MO
7324        Kansas City MO
7365        Kansas City MO
7409        Kansas City MO
7444        Kansas City MO
7458        Kansas City MO
7484        Kansas City MO
7493        Kansas City MO
7526        Kansas City MO
7543        Kansas City MO
7553        Kansas City MO
7572        Kansas City MO
7579        Kansas City MO
7583        Kansas City MO
7585        Kansas City MO
7672        Kansas City MO
7710        Kansas City MO
7782        Kansas City MO
7903        Kansas City MO
9105        Kansas City MO
9222        Kansas City MO
9243        Kansas City MO
9287        Kansas City MO
9319        Kansas City MO
9330        Kansas City MO
9331        Kansas City MO
9332        Kansas City MO
9334        Kansas City MO
9336        Kansas City MO
9338        Kansas City MO
9344        Kansas City MO
9345        Kansas City MO
9351        Kansas City MO
9353        Kansas City MO
9623        Kansas City MO
9647        Kansas City MO
3000        LaCrosse WI
3024        LaCrosse WI
3031        LaCrosse WI
3034        LaCrosse WI
3039        LaCrosse WI
3042        LaCrosse WI
3045        LaCrosse WI
3049        LaCrosse WI
3052        LaCrosse WI
3059        LaCrosse WI
3075        LaCrosse WI
3088        LaCrosse WI
3107        LaCrosse WI
3182        LaCrosse WI
3190        LaCrosse WI
3287        LaCrosse WI
3405        LaCrosse WI
3441        LaCrosse WI
3533        LaCrosse WI
3534        LaCrosse WI
3541        LaCrosse WI
3578        LaCrosse WI
3583        LaCrosse WI
3617        LaCrosse WI
3618        LaCrosse WI
3692        LaCrosse WI
3735        LaCrosse WI
3740        LaCrosse WI
3750        LaCrosse WI
3768        LaCrosse WI
3769        LaCrosse WI
3774        LaCrosse WI
3775        LaCrosse WI
3777        LaCrosse WI
3778        LaCrosse WI
3779        LaCrosse WI
3780        LaCrosse WI
3781        LaCrosse WI
3831        LaCrosse WI
3832        LaCrosse WI
3833        LaCrosse WI
3851        LaCrosse WI
3866        LaCrosse WI
3883        LaCrosse WI
3893        LaCrosse WI
3897        LaCrosse WI
3952        LaCrosse WI
3970        LaCrosse WI
4018        LaCrosse WI
4022        LaCrosse WI
4041        LaCrosse WI
4051        LaCrosse WI
4057        LaCrosse WI
4089        LaCrosse WI
4158        LaCrosse WI
4170        LaCrosse WI
4219        LaCrosse WI
4254        LaCrosse WI
4255        LaCrosse WI
4272        LaCrosse WI
4289        LaCrosse WI
4297        LaCrosse WI
4314        LaCrosse WI
4315        LaCrosse WI
4321        LaCrosse WI
4351        LaCrosse WI
4353        LaCrosse WI
4374        LaCrosse WI
4376        LaCrosse WI
4380        LaCrosse WI
4385        LaCrosse WI
4395        LaCrosse WI
4434        LaCrosse WI
4485        LaCrosse WI
4486        LaCrosse WI
4704        LaCrosse WI
4735        LaCrosse WI
4737        LaCrosse WI
4744        LaCrosse WI
4803        LaCrosse WI
4813        LaCrosse WI
4882        LaCrosse WI
7002        LaCrosse WI
7010        LaCrosse WI
7023        LaCrosse WI
7031        LaCrosse WI
7100        LaCrosse WI
7106        LaCrosse WI
7178        LaCrosse WI
7189        LaCrosse WI
7191        LaCrosse WI
7206        LaCrosse WI
7212        LaCrosse WI
7214        LaCrosse WI
7216        LaCrosse WI
7306        LaCrosse WI
7318        LaCrosse WI
7326        LaCrosse WI
7328        LaCrosse WI
7463        LaCrosse WI
7475        LaCrosse WI
7530        LaCrosse WI
7536        LaCrosse WI
7559        LaCrosse WI
7603        LaCrosse WI
7620        LaCrosse WI
7632        LaCrosse WI
7648        LaCrosse WI
7649        LaCrosse WI
7650        LaCrosse WI
7656        LaCrosse WI
7657        LaCrosse WI
7704        LaCrosse WI
7767        LaCrosse WI
7792        LaCrosse WI
7907        LaCrosse WI
9065        LaCrosse WI
9180        LaCrosse WI
9184        LaCrosse WI
9204        LaCrosse WI
9220        LaCrosse WI
9233        LaCrosse WI
9273        LaCrosse WI
9309        LaCrosse WI
9359        LaCrosse WI
9383        LaCrosse WI
9386        LaCrosse WI
9391        LaCrosse WI
9397        LaCrosse WI
9525        LaCrosse WI
9534        LaCrosse WI
9537        LaCrosse WI
9543        LaCrosse WI
9564        LaCrosse WI
9573        LaCrosse WI
9583        LaCrosse WI
9588        LaCrosse WI
9600        LaCrosse WI
9645        LaCrosse WI
9659        LaCrosse WI
9689        LaCrosse WI
9704        LaCrosse WI
9713        LaCrosse WI
9781        LaCrosse WI
3320        Lafayette LA
3347        Lafayette LA
3423        Lafayette LA
3497        Lafayette LA
3647        Lafayette LA
3648        Lafayette LA
3652        Lafayette LA
3663        Lafayette LA
3665        Lafayette LA
3721        Lafayette LA
3728        Lafayette LA
3745        Lafayette LA
3757        Lafayette LA
3770        Lafayette LA
3809        Lafayette LA
3830        Lafayette LA
3835        Lafayette LA
3844        Lafayette LA
3863        Lafayette LA
3870        Lafayette LA
3872        Lafayette LA
3878        Lafayette LA
3900        Lafayette LA
3904        Lafayette LA
3909        Lafayette LA
3913        Lafayette LA
3936        Lafayette LA
4128        Lafayette LA
4213        Lafayette LA
4223        Lafayette LA
4302        Lafayette LA
4425        Lafayette LA
4810        Lafayette LA
4820        Lafayette LA
4853        Lafayette LA
7052        Lafayette LA
7061        Lafayette LA
7114        Lafayette LA
7221        Lafayette LA
7223        Lafayette LA
7350        Lafayette LA
7384        Lafayette LA
7386        Lafayette LA
7439        Lafayette LA
7594        Lafayette LA
7599        Lafayette LA
7623        Lafayette LA
7642        Lafayette LA
7751        Lafayette LA
7910        Lafayette LA
9390        Lafayette LA
9520        Lafayette LA
9544        Lafayette LA
9682        Lafayette LA
9796        Lafayette LA
3061        Miami FL
3074        Miami FL
3092        Miami FL
3140        Miami FL
3144        Miami FL
3164        Miami FL
3176        Miami FL
3179        Miami FL
3246        Miami FL
3249        Miami FL
3257        Miami FL
3269        Miami FL
3317        Miami FL
3329        Miami FL
3381        Miami FL
3398        Miami FL
3457        Miami FL
3461        Miami FL
3464        Miami FL
3476        Miami FL
3478        Miami FL
3530        Miami FL
3540        Miami FL
3563        Miami FL
3573        Miami FL
3590        Miami FL
3603        Miami FL
3604        Miami FL
3608        Miami FL
3609        Miami FL
3613        Miami FL
3615        Miami FL
3624        Miami FL
3626        Miami FL
3642        Miami FL
3651        Miami FL
3657        Miami FL
3666        Miami FL
3668        Miami FL
3676        Miami FL
3677        Miami FL
3679        Miami FL
3683        Miami FL
3684        Miami FL
3734        Miami FL
3746        Miami FL
3760        Miami FL
3761        Miami FL
3783        Miami FL
3793        Miami FL
3818        Miami FL
3829        Miami FL
3845        Miami FL
3853        Miami FL
3874        Miami FL
3882        Miami FL
3896        Miami FL
3906        Miami FL
3956        Miami FL
3972        Miami FL
3973        Miami FL
3985        Miami FL
3993        Miami FL
4243        Miami FL
4245        Miami FL
4292        Miami FL
4295        Miami FL
4296        Miami FL
4298        Miami FL
4311        Miami FL
4327        Miami FL
4343        Miami FL
4355        Miami FL
4356        Miami FL
4390        Miami FL
4403        Miami FL
4415        Miami FL
4420        Miami FL
4484        Miami FL
4490        Miami FL
4494        Miami FL
4715        Miami FL
4725        Miami FL
4727        Miami FL
4728        Miami FL
4732        Miami FL
4761        Miami FL
4765        Miami FL
4767        Miami FL
4768        Miami FL
4844        Miami FL
4858        Miami FL
4869        Miami FL
4870        Miami FL
4886        Miami FL
4887        Miami FL
4893        Miami FL
4894        Miami FL
7067        Miami FL
7147        Miami FL
7150        Miami FL
7196        Miami FL
7231        Miami FL
7233        Miami FL
7263        Miami FL
7268        Miami FL
7277        Miami FL
7294        Miami FL
7295        Miami FL
7310        Miami FL
7321        Miami FL
7333        Miami FL
7335        Miami FL
7339        Miami FL
7359        Miami FL
7366        Miami FL
7389        Miami FL
7413        Miami FL
7419        Miami FL
7446        Miami FL
7447        Miami FL
7505        Miami FL
7513        Miami FL
7517        Miami FL
7520        Miami FL
7522        Miami FL
7544        Miami FL
7556        Miami FL
7566        Miami FL
7568        Miami FL
7570        Miami FL
7574        Miami FL
7628        Miami FL
7665        Miami FL
7669        Miami FL
7711        Miami FL
7741        Miami FL
7752        Miami FL
7768        Miami FL
7781        Miami FL
7783        Miami FL
7784        Miami FL
7786        Miami FL
7793        Miami FL
9224        Miami FL
9289        Miami FL
9324        Miami FL
9394        Miami FL
9511        Miami FL
9614        Miami FL
9785        Miami FL
9787        Miami FL
9789        Miami FL
9793        Miami FL
3022        Nashville, TN
3057        Nashville TN
3063        Nashville TN
3065        Nashville TN
3083        Nashville TN
3084        Nashville TN
3103        Nashville TN
3121        Nashville TN
3143        Nashville TN
3147        Nashville, TN
3221        Nashville TN
3230        Nashville TN
3245        Nashville TN
3297        Nashville TN
3348        Nashville TN
3408        Nashville TN
3640        Nashville TN
3644        Nashville TN
3646        Nashville TN
3671        Nashville TN
3685        Nashville TN
3688        Nashville TN
3689        Nashville TN
3702        Nashville TN
3703        Nashville TN
3705        Nashville TN
3715        Nashville TN
3716        Nashville TN
3773        Nashville TN
3782        Nashville TN
3812        Nashville TN
3822        Nashville TN
3823        Nashville TN
3836        Nashville TN
3846        Nashville TN
3848        Nashville TN
3849        Nashville TN
3850        Nashville TN
3876        Nashville TN
3941        Nashville TN
3944        Nashville TN
3958        Nashville TN
3966        Nashville TN
4006        Nashville TN
4033        Nashville TN
4077        Nashville TN
4093        Nashville TN
4103        Nashville TN
4180        Nashville TN
4232        Nashville TN
4241        Nashville TN
4244        Nashville TN
4312        Nashville TN
4475        Nashville TN
4717        Nashville TN
4739        Nashville TN
4740        Nashville TN
4753        Nashville TN
4759        Nashville TN
4774        Nashville TN
4827        Nashville TN
4835        Nashville TN
4847        Nashville TN
4864        Nashville TN
4883        Nashville TN
4898        Nashville TN
4899        Nashville TN
7021        Nashville TN
7026        Nashville TN
7045        Nashville TN
7063        Nashville TN
7064        Nashville TN
7066        Nashville TN
7069        Nashville TN
7076        Nashville TN
7132        Nashville TN
7138        Nashville TN
7146        Nashville TN
7154        Nashville TN
7174        Nashville TN
7237        Nashville TN
7244        Nashville TN
7245        Nashville TN
7255        Nashville TN
7280        Nashville TN
7288        Nashville TN
7304        Nashville TN
7317        Nashville TN
7354        Nashville TN
7356        Nashville TN
7358        Nashville TN
7362        Nashville TN
7430        Nashville TN
7434        Nashville TN
7437        Nashville TN
7442        Nashville TN
7459        Nashville TN
7460        Nashville TN
7461        Nashville TN
7502        Nashville TN
7607        Nashville TN
7610        Nashville TN
7627        Nashville TN
7718        Nashville TN
7719        Nashville TN
9014        Nashville TN
9112        Nashville TN
9121        Nashville TN
9445        Nashville TN
9503        Nashville TN
9513        Nashville TN
9560        Nashville TN
9566        Nashville TN
9620        Nashville TN
9621        Nashville TN
9622        Nashville TN
9625        Nashville TN
9629        Nashville TN
9633        Nashville TN
9634        Nashville TN
9639        Nashville TN
9648        Nashville TN
9651        Nashville TN
9674        Nashville TN
9680        Nashville TN
9694        Nashville TN
9728        Nashville TN
9735        Nashville TN
9749        Nashville TN
9757        Nashville TN
9758        Nashville TN
9783        Nashville TN
3014        Phoenix AZ
3058        Phoenix AZ
3076        Phoenix AZ
3095        Phoenix AZ
3108        Phoenix AZ
3151        Phoenix AZ
3188        Phoenix AZ
3228        Phoenix AZ
3301        Phoenix AZ
3304        Phoenix AZ
3375        Phoenix AZ
3403        Phoenix AZ
3444        Phoenix AZ
3452        Phoenix AZ
3491        Phoenix AZ
3551        Phoenix AZ
3592        Phoenix AZ
3611        Phoenix AZ
3628        Phoenix AZ
3670        Phoenix AZ
3678        Phoenix AZ
3680        Phoenix AZ
3682        Phoenix AZ
3695        Phoenix AZ
3707        Phoenix AZ
3708        Phoenix AZ
3719        Phoenix AZ
3811        Phoenix AZ
3828        Phoenix, AZ
3857        Phoenix AZ
3858        Phoenix AZ
3881        Phoenix AZ
3918        Phoenix AZ
3919        Phoenix AZ
3922        Phoenix AZ
3923        Phoenix AZ
3924        Phoenix AZ
4136        Phoenix AZ
4185        Phoenix AZ
4201        Phoenix AZ
4205        Phoenix AZ
4252        Phoenix AZ
4260        Phoenix AZ
4269        Phoenix AZ
4271        Phoenix AZ
4290        Phoenix AZ
4306        Phoenix AZ
4359        Phoenix AZ
4369        Phoenix AZ
4387        Phoenix AZ
4400        Phoenix AZ
4711        Phoenix AZ
4776        Phoenix AZ
4857        Phoenix AZ
4880        Phoenix AZ
7035        Phoenix AZ
7047        Phoenix, AZ
7092        Phoenix, AZ
7236        Phoenix AZ
7313        Phoenix AZ
7347        Phoenix AZ
7367        Phoenix AZ
7371        Phoenix AZ
7385        Phoenix AZ
7418        Phoenix AZ
7497        Phoenix AZ
7551        Phoenix AZ
7586        Phoenix AZ
7633        Phoenix AZ
7636        Phoenix AZ
7638        Phoenix AZ
7655        Phoenix AZ
7678        Phoenix AZ
7755        Phoenix AZ
9101        Phoenix AZ
9119        Phoenix AZ
9325        Phoenix AZ
9389        Phoenix AZ
9406        Phoenix AZ
9528        Phoenix AZ
9784        Phoenix AZ
3085        Salt Lake City UT
3094        Salt Lake City UT
3096        Salt Lake City UT
3189        Salt Lake City UT
3298        Salt Lake City UT
3310        Salt Lake City UT
3548        Salt Lake City UT
3622        Salt Lake City UT
3627        Salt Lake City UT
3749        Salt Lake City UT
3765        Salt Lake City UT
3890        Salt Lake City UT
3891        Salt Lake City UT
3892        Salt Lake City UT
3894        Salt Lake City UT
3917        Salt Lake City UT
3977        Salt Lake City UT
4115        Salt Lake City UT
4121        Salt Lake City UT
4129        Salt Lake City UT
4131        Salt Lake City UT
4159        Salt Lake City UT
4162        Salt Lake City UT
4181        Salt Lake City UT
4187        Salt Lake City UT
4224        Salt Lake City UT
4273        Salt Lake City UT
4303        Salt Lake City UT
4471        Salt Lake City UT
4736        Salt Lake City UT
4748        Salt Lake City UT
4750        Salt Lake City UT
4792        Salt Lake City UT
4814        Salt Lake City UT
4837        Salt Lake City UT
4838        Salt Lake City UT
4863        Salt Lake City UT
4879        Salt Lake City UT
7000        Salt Lake City UT
7006        Salt Lake City UT
7027        Salt Lake City UT
7029        Salt Lake City UT
7057        Salt Lake City UT
7099        Salt Lake City UT
7107        Salt Lake City UT
7139        Salt Lake City UT
7303        Salt Lake City UT
7329        Salt Lake City UT
7412        Salt Lake City UT
7423        Salt Lake City UT
7425        Salt Lake City UT
7426        Salt Lake City UT
7512        Salt Lake City UT
7533        Salt Lake City UT
7538        Salt Lake City UT
7542        Salt Lake City UT
7560        Salt Lake City UT
7618        Salt Lake City UT
7624        Salt Lake City UT
7668        Salt Lake City UT
9046        Salt Lake City UT
9074        Salt Lake City UT
9225        Salt Lake City UT
9241        Salt Lake City UT
9261        Salt Lake City UT
9306        Salt Lake City UT
9515        Salt Lake City UT
9630        Salt Lake City UT
9715        Salt Lake City UT
9751        Salt Lake City UT
9759        Salt Lake City UT
9792        Salt Lake City UT
9794        Salt Lake City UT
3025        Seattle WA
3072        Seattle WA
3133        Seattle WA
3209        Seattle WA
3214        Seattle WA
3270        Seattle WA
3275        Seattle WA
3354        Seattle WA
3389        Seattle WA
3413        Seattle WA
3430        Seattle WA
3443        Seattle WA
3580        Seattle WA
3584        Seattle WA
3623        Seattle WA
3722        Seattle WA
3839        Seattle WA
3840        Seattle WA
3888        Seattle WA
3889        Seattle WA
3969        Seattle WA
4081        Seattle WA
4146        Seattle WA
4147        Seattle WA
4155        Seattle WA
4178        Seattle WA
4208        Seattle WA
4225        Seattle WA
4253        Seattle WA
4288        Seattle WA
4339        Seattle WA
4404        Seattle WA
4406        Seattle WA
4435        Seattle WA
4439        Seattle WA
4455        Seattle WA
4467        Seattle WA
4480        Seattle WA
4755        Seattle WA
4779        Seattle WA
7030        Seattle WA
7033        Seattle WA
7034        Seattle WA
7143        Seattle WA
7153        Seattle WA
7166        Seattle WA
7207        Seattle WA
7253        Seattle WA
7315        Seattle WA
7331        Seattle WA
7338        Seattle WA
7569        Seattle WA
7580        Seattle WA
7598        Seattle WA
7621        Seattle WA
7904        Seattle WA
9530        Seattle WA
9698        Seattle WA
9808        Seattle WA
3002        Warsaw NC
3080        Warsaw NC
3116        Warsaw NC
3122        Warsaw NC
3154        Warsaw NC
3168        Warsaw NC
3206        Warsaw NC
3240        Warsaw NC
3253        Warsaw NC
3294        Warsaw NC
3324        Warsaw NC
3336        Warsaw NC
3365        Warsaw NC
3428        Warsaw NC
3442        Warsaw NC
3471        Warsaw NC
3544        Warsaw NC
3560        Warsaw NC
3598        Warsaw NC
3606        Warsaw NC
3621        Warsaw NC
3625        Warsaw NC
3632        Warsaw NC
3634        Warsaw NC
3645        Warsaw NC
3658        Warsaw NC
3667        Warsaw NC
3669        Warsaw NC
3706        Warsaw NC
3742        Warsaw NC
3744        Warsaw NC
3752        Warsaw NC
3753        Warsaw NC
3754        Warsaw NC
3763        Warsaw NC
3801        Warsaw NC
3806        Warsaw NC
3808        Warsaw NC
3815        Warsaw NC
3816        Warsaw NC
3817        Warsaw NC
3826        Warsaw NC
3838        Warsaw NC
3852        Warsaw NC
3868        Warsaw NC
3869        Warsaw NC
3875        Warsaw NC
3880        Warsaw NC
3886        Warsaw NC
3887        Warsaw NC
3925        Warsaw NC
3961        Warsaw NC
3965        Warsaw NC
3976        Warsaw NC
4016        Warsaw NC
4043        Warsaw NC
4044        Warsaw NC
4062        Warsaw NC
4084        Warsaw NC
4090        Warsaw NC
4112        Warsaw NC
4135        Warsaw NC
4137        Warsaw NC
4141        Warsaw NC
4189        Warsaw NC
4202        Warsaw NC
4237        Warsaw NC
4317        Warsaw NC
4319        Warsaw NC
4450        Warsaw NC
4701        Warsaw NC
4712        Warsaw NC
4716        Warsaw NC
4738        Warsaw NC
4752        Warsaw NC
4754        Warsaw NC
4757        Warsaw NC
4777        Warsaw NC
4826        Warsaw NC
4850        Warsaw NC
4865        Warsaw NC
4866        Warsaw NC
4872        Warsaw NC
4873        Warsaw NC
7043        Warsaw NC
7046        Warsaw NC
7058        Warsaw NC
7060        Warsaw NC
7062        Warsaw NC
7080        Warsaw NC
7090        Warsaw NC
7136        Warsaw NC
7149        Warsaw NC
7160        Warsaw NC
7208        Warsaw NC
7226        Warsaw NC
7239        Warsaw NC
7254        Warsaw NC
7256        Warsaw NC
7259        Warsaw NC
7274        Warsaw NC
7276        Warsaw NC
7278        Warsaw NC
7323        Warsaw NC
7340        Warsaw NC
7342        Warsaw NC
7351        Warsaw NC
7361        Warsaw NC
7382        Warsaw NC
7407        Warsaw NC
7410        Warsaw NC
7420        Warsaw NC
7462        Warsaw NC
7555        Warsaw NC
7582        Warsaw NC
7616        Warsaw NC
7622        Warsaw NC
7626        Warsaw NC
7670        Warsaw NC
7717        Warsaw NC
7754        Warsaw NC
7787        Warsaw NC
9084        Warsaw NC
9129        Warsaw NC
9150        Warsaw NC
9154        Warsaw NC
9207        Warsaw NC
9237        Warsaw NC
9320        Warsaw NC
9379        Warsaw NC
9547        Warsaw NC
9549        Warsaw NC
9563        Warsaw NC
9606        Warsaw NC
9619        Warsaw NC
9652        Warsaw NC
9656        Warsaw NC
9666        Warsaw NC
9667        Warsaw NC
9668        Warsaw NC
9688        Warsaw NC
9737        Warsaw NC
9747        Warsaw NC

                                  SCHEDULE 1.1

                                    PRODUCTS

Product List:

Meat Department Category and Item Assumptions

Beef (All Private Brands, National, Regional, and Local Brands)
o All Fresh and Beef Primals and Sub-Primals
  o Inclusive of all Retail Ready Pre-Packaged Beef
  o Inclusive of all Pre-Cooked Beef Products
  o Inclusive of all Hotel and Case Ready Cuts and Primals
  o All Fresh and Frozen Ground Meat Products
    o Inclusive of all Bulk, Pre-Packaged and Retail Ready Products
o Inclusive of all Fresh and Frozen by Products

Pork (All Private Brands, National, Regional, and Local Brands)
o All Fresh and Frozen Pork Primals and Sub-Primals
  o Inclusive of all Retail Ready Pre-Packaged Products
  o Inclusive of all Bone-In and Boneless Product
  o Inclusive of all Fresh and Frozen by Products
  o Inclusive of all Smoked and Country Cured Products (boneless and bone-in)

Poultry (All Private Brands, National, Regional, and Local Brands)
o All Fresh, Frozen, and Chill Pack Products
  o Bulk, Pre-Package, IQF Poultry and Breaded Poultry Products
    o Trayed, Bagged or Bulk (C02)
  o Inclusive of all Fresh and Frozen Turkeys
    o Whole and Parts
    o Ducks, Geese, Capons, and Game Hens

Packaged Meat Products (All Private Brands, National , Regional, and Local
Brands)
o Inclusive of all items Packaged, Bulk, Cooked, Raw, Fresh or Frozen Products sold from the meat department or dairy department in the following categories:

  o Bacon
  o Fresh Sausage
  o Smoked Sausage
  o Canned Hams and All other Refrigerated Canned Meat Items
  o All Refrigerated Pickles and Sauerkraut
  o Hot Dogs, Wieners, Conies
  o All Cup Salads and Bulk Salad Items traditionally sold in the Meat Department or Dairy Case

Packaged Meat Products (All Private Brands, National, Regional, and Local
Brands)

    o All Prepackaged Refrigerated Process Cold Cuts
    o All Bulk Cold cuts that are processed and sold in the Meat Department
    o All Market Style - Bulk and Pre-Cut Cheese (sold in the Meat Department)
    o All Meals To Go - Meal Kits - Quick to Fix Items - Home Meal Replacement Items to include but not limited to:
      o Pizzas (market style)
      o Lunchables
      o Tyson/Oncor/Advanced Products

Seafood (All Private Brands, National, Regional, and Local Brands)
o All Frozen, Packaged and Bulk Seafood Inclusive of:
  o Whole H&G
  o Fillets and Steakfish
  o All Frozen Shell Fish
  o Shrimp (Raw, Cooked, Fresh, Frozen)
  o Imitation Seafood Products
  o Pre-Cooked Heat and Serve Products
  o All glass and plastic container product related to the category

                                     Produce
In support of Kmart, Fleming will source and negotiate all Branded, Non-Branded and Private Label Produce for the following products/categories, including but not limited to:


- All Fresh Categories (Including Value Added Products)
- All Non-Fresh Manufactured Categories
- All Floral Accessories (Including Balloons, Planters, Pots, Supplies, etc.)
- All Silk Flowers and Plants
- Christmas Trees
                                       GFD

Catsup & Mustard
BBQ Sauce & Misc. Sauces
Sauces-Ital, Cooking, Paste
Salad Drsng, Mayo, Vinegar
Pickles & Relishes
Olives & Red Cherries
Jellies, Jams, Preserves
Peanut Butter & Honey
Juices & Drinks
Fruits - Canned & Glass
Vegetables - Canned & Glass
Low Cal & Health Foods
Fish & Seafood
Canned Meat
Prepared & Nationality Fd
Soup - Canned & Dry
Baby Food & Formula
Milk - Canned & Powdered
Coffee & Creamers
Tea
Cocoa & Milk Modifiers
Powdered Fruit Flav Drnks
Cereal, Pop Trts, Ins Bkfst
Cookies & Crackers
Chips, Snacks & Nuts
Dried Fruit
Dry Beans, Veg & Grains
Popcorn
Spaghetti & Macaroni
Prep Dinners & Box Pizza
Baking Accessories
Cake Mix, Frstg, Prep Mix
Pancake Mix
Breadings & Coatings
Flour & Cake Flour
Salt, Seasngs, Spices, Extr, Gravies
Desserts, Toppng, Puddings
Syrup & Molasses
Shortening & Oil
Sugar & Sugar Substitutes
Candy & Gum
Butter Margarine
Refrig Dough Products
Cheese - Retail Packaged
Bulk Cheese
Cultured Products
Juice Products
Fish/Hrsradish/Sce/Mustrd
Pickles
Refrigerated Salads
Desserts & Topping
Yeast
Juice
Fruit
Vegetables - Frozen
Potatoes
Frozen Prepared
Frozen Bakery & Desserts
Non-Dairy
Frozen Fish
Frozen Meat Packaged
Frozen Poultry Packaged
Frozen Bake-off
Other Frozen for Resale
Hispanic Foods
Oriental Foods
Italian Foods
Natural Foods
Diet Foods
Natural HABA
Baby Diapers & Pants
Dog Foods
Other Pet Foods & Litter
Dish Detergents
Laundry Detergents
Hand & Bath Soaps
Laundry Supplies & Bleach
All Prpose Clnr/Disinfect
Household Clnrs, Compounds
Household Supplies
Waxes & Polish - Furniture
Pesticides
Paper Products
Picnic Supplies & Drink Cup
Wraps, Foil, Freezer Supply
Sandwich, Storg, Trash Bags
Cigarettes
Cigars, Tobacco, Snuff, Misc.

Frozen bagels and breakfast foods
Charcoal and lighter fluids
Rock salt, water softener salt and pellets

Deli Department

o All Turkey and Poultry products including smoked, browned, flavored, dark meat, pre-cooked holiday birds (fresh and frozen)

o All Beef products including all roast beef, corned beef, pastrami, further processed beef products etc.

o All ham products including Honey, Virginia, Cooked, Water added, Chopped, Capacola, Prosciutto, Flavored, canned etc.

o All Cheese categories including domestic, imports, imitations, shreds, balls and logs, specialty

o All Smoked Meats including Canadian bacon, bacon, brats, smoked sausage, metts, wieners, links etc

o All Luncheon meats including bologna, braunschweiger, head cheese, liver loaf, flavor loaves

o    All Dry Sausage including hard, genoa, pepperoni, summer sausage

o    All "Lite" and "Lo-Salt" deli meats and cheeses

o All Salads - fresh garden salads, coleslaw, macaroni salad, potato salads, desserts, dips, puddings, specialty, etc. (bilk and pre-packaged)

o    All pizza products both fresh, frozen and pre-made

o    All deli beverages including coffee, juice, tea, soft drinks etc.

o    All Deli snacks, tortilla chips, crackers and mustards

o All Chicken products including fresh 8 pc and wogs, 8 pc. MRB and frozen WOGS as well as all further processed and wing products

o    All vegetables and fruits used in a deli operation both dry and frozen

o All condiments used in a Deli operation including dry, refrigerated and frozen

o    All spices used in the Deli kitchen

o All Hot Foods including entrees, vegetables, fish, BBQ, ribs, lamb, lasagna, pork, sausage, shrimp, egg rolls, corn dogs, steaks etc.

o    All Deli breads and bread board items including pita breads, lavosh etc.

o    All salad bar ingredients

o All breakfast items including sausage patties, biscuits, pre-cooked bacon etc.

o    All frozen and fresh soups pre packaged or bulk

o All thaw and sell prepackaged deli products including ready to serve entrees and vegetables,

o All other deli products including but not limited to herring, lox, olives, pickles, cooking oils, ethnic foods,

o All seasonal and promotional items for all holidays not listed including gift packs, seasonal candies.

                                Bakery Department

o    All Breads and Rolls including bake off and thaw and sell

o    All Bread and roll mixes and bases

o    All Commodity flours, sugars, yeast

o All Donuts including frozen dough, ready to finish, mixes and thaw and sell /ready to sell

o All cream products including refrigerated or frozen ice cream cakes, eclairs, cream horns, pie shells, puffs, tart shells, ice cream tortes and all other cream products

o All Sweet Goods including all frozen bake off, ready to sell or thaw and finish Danish, cinnamon rolls, coffee cakes, turnovers, puff dough, etc,

o    All Cakes either the mix, frozen uniced or pre-iced

o All cakes ready to sell or ready to finish including angel foods, brownies, cupcakes, pound cakes, creme cakes, bundt cakes or any other product made from cake style batters

o All pies either made in store from scratch, ready to bake or ready to thaw and sell including all fruit, cremes, meringues etc.

o    All Hispanic and other ethnic breads, pastries and desserts

o All cookies either from mix, frozen pucks or ready to thaw and sell either in bulk or pre-packaged

o    All muffin products either from mix, or thaw and sell prepackaged or bulk

o    All bagel products

o All Bakery ingredients including shortenings and oils, sugars, icings, toppings, fruit fillings, eggs, spices. Decorretes, flavors, emulsions, cheese for baking, sanding sugars, nuts and toppings, etc.

o    All cake decorating supplies

o All retail cake accessories including candles, lay-ons, napkins, party plates, hats etc.

o    All "fat free" and "sugar free" items listed above

o All seasonal and holiday items including seasonal flavors of above listed items and commodities

o All other products sold today in the traditional Bakery department including shop around pallets of bakery thaw and sell products

                                  SCHEDULE 1.2A

                                   HBC AND GMD

The Fleming / Kmart GM and HBC synergies teams, headed by Jeff Manning and Cecil Kearse, will identify the procurement and distribution strategies and potential benefits by category for presentation on or before May 2, 2001. The categories will be broken out as follows:

Health & Beauty Care
Deodorants           Hair Care              Analgesics
Skin Care            First Aid              Cough and Cold
Oral Care            Foot Care              Eye and Ear Care
Sun Care             Feminine Hygiene       Diet
Shaving Needs        Family Planning        Nutrition
Bath                 Baby Needs             Vitamins and Supplements
Men's Grooming       Cosmetics              Digestive Health
Private Label        Ethnic HBC

General Merchandise
Household Softgoods            Light Bulbs / Electrical    Baby                   Sun / Reading Glasses
Closet / Cleaning Supplies     Batteries / Flashlights     School Supplies        Seasonal Product
Bakeware / Kitchen Gadgets     Photo / Audio / Video       Home & Office          Promotional Product
Housewares / Drinkware         Hardware                    Sewing / Shoe Care
Tableware                      Toys                        Party Needs
Plastic Storage                Automotive                  Panty Hose
Appliances & Clocks            Gloves                      Direct Imports

                                  SCHEDULE 1.2B

                               DUNIGAN FUEL TERMS

                       Fuel Management Services Agreement
                                   Term Sheet


                                    Purpose:

To establish business guidelines for how Dunigan Fuels will provide fuel inventory and other related services for Kmart.

1. Services Provided:

     Dunigan Fuels will provide the following services to Kmart.

A. Fuel Inventory Management - Dunigan Fuels will monitor Kmart's Fuel Center location remotely and schedule the delivery of fuel 7 days a week. Fuel will be automatically dispatched on an as needed basis.

B. Help Desk - Dunigan Fuels will provide a 7 day 24 hours a day help desk. The help desk will support fuel operations only. Dunigan Fuels will dispatch fuel maintenance companies on an as needed basis per Kmart guidelines.

C. Environmental Monitoring - Dunigan Fuels will provide Environmental compliance monitoring during the term of the fuel management services agreement. Environmental Monitoring will commence once Kmart and Dunigan Fuels execute an Environmental Monitoring Plan. This plan should be executed within 180 days from the commencement of this agreement.

D. Accounting - Dunigan Fuels will invoice using Electronic Data Interchange. Kmart will pay all invoices using automated clearinghouse transfers ("ACH").

2. Term:

     The term will be the same as this Agreement.

3. Termination:

     Termination of this agreement will be the same as this Agreement.

     (CONFIDENTIAL)

5. Payments/ Payment Terms/ Invoicing:

     Dunigan Fuels shall invoice Kmart for all Products sold by Dunigan Fuels to Kmart via Electronic Data Interchange (EDI), or other mutually acceptable methods. Payment of the Product will be due to Seller based on net ten (10) days from delivery of each load of Product. Payment will be made via ACH.

6. Invoice Reconciliation:

     Dunigan Fuels will provide all goods on a cost plus its pre-negotiated fees. Services are considered to be included in fees generated by gallons processed. From time to time there will be a need to correct a billing due to an over or under charge for a good or services provided. These billing errors will be accrued and settled on a quarterly basis. A complete accounting by store and by invoice will be kept to justify all invoice reconciliation.

7. Access to Tank Monitors:

     Kmart will always allow Dunigan Fuels, during the term of the fuel management services agreement, phone line access to its automatic tank monitors. This access is necessary for Dunigan Fuels to perform its duties.

8. Environmental Monitoring:

     Dunigan Fuels will help with the Environmental Monitoring of Kmart's locations. This monitoring will be secondary to on-site monitoring of fuel leaks and alarms. Environmental Monitoring will commence upon the signing of a mutually agreed upon Environmental Monitoring Plan. This plan will be established within 180 days of the signing of this agreement. If, in fact, on-site monitoring is unavailable by Dunigan Fuels due to lack of systems or other reasons, fees (margin) will be reduced by (CONFIDENTIAL) per gallon.

9. Federal and Local Fuel Taxes:

     Dunigan Fuels shall collect for Kmart all required federal, state, and local taxes, including, without limitation, any additional fees or taxes which may be levied or imposed in connection with the sale, transportation, delivery or use of the Products at the Locations. Dunigan Fuels shall pay all such taxes promptly to the appropriate authority within the time frame required and indemnify, defend and hold Kmart harmless therefrom.

10. Fuel Procurement

     It is the intent of Dunigan Fuels and Kmart to use whichever method necessary to procure fuel at the lowest available cost. The current methods used to procure fuel for this agreement will be having Dunigan Fuels buy the fuel on its account, Kmart buying the fuel on their account, and using Internet based auctions. In the future other methods may be identified and used. Under all methods Dunigan Fuels will still monitor and perform its services and still be entitled to the margin addressed in this agreement. Any rebates earned and received by Dunigan Fuels from a specific refiner will be prorated to Kmart based on Kmart's item percentage of Dunigan Fuels' volume with that specific refiner. If Dunigan's pricing is below OPIS Low after taking into account any such rebates, Dunigan will share the savings below OPIS Low with Kmart on the basis of (CONFIDENTIAL) of such savings to Dunigan and (CONFIDENTIAL) of such savings to Kmart.

11. Performance Reporting:

     Dunigan Fuels will provide to Kmart on a quarterly basis performance reporting. Performance reporting will be how well fuel was procured compared to the Oil Price Information System. The price fuel was procured at will be compared to the OPIS Average and OPIS Low price for every location. Racks to be mutually agreed upon by Kmart and Dunigan Fuels. Failure to perform at or below the OPIS Low published price over any quarter for any location will be grounds for termination of that location from the fuel management services agreement at Kmart's discretion. In times of Natural Disaster, Government Intervention, or other events out of the control of both parties that create abnormal price conditions, may affect the performance reporting, these days will be excluded from any performance reporting. Days excluded to be agreed upon by both parties. In addition, if Dunigan is buying fuel on its own account, failure to perform at OPIS Low, after taking into account all applicable rebates will result in a (CONFIDENTIAL) reduction in fees to Dunigan based on gallons purchased in that period for the specific location. Performance below OPIS Low will result in a sharing of savings with Kmart on the basis of (CONFIDENTIAL) of such savings to Dunigan and (CONFIDENTIAL) of such savings to Kmart for the location.

12. Freight:

     Dunigan Fuels will coordinate the delivery of fuel to Kmart's fuel centers using common carriers. Freight rates will be provided to Kmart on a cost basis.

13. Handling Credits and Float Rebates:

     The Handling Credits collected by Dunigan Fuels from paying taxes for the fuel sold to Kmart will be rebated to Kmart on a quarterly basis. The rebate will be payable 30 days following Kmart's quarter end. A complete accounting by fuel center of the handling credits will be kept and provided to Kmart with each payment.

     Float Credit - An interest float credit of $.0008 per gallon purchased will be credited on a quarterly basis. The gallons used to determine the amount rebated will be the gallons sold to Kmart that Dunigan Fuels collected and paid the federal and state taxes. Any gallons that Kmart has not paid for within the agreed upon payment term will be excluded from the rebate.

14. Margin

     (CONFIDENTIAL)

      Cumulative Number of Gallons
              Purchased                           Per Gallon Fee
              ---------                           --------------
               0 -  5,000,000 gallons        (CONFIDENTIAL) per gallon
       5,000,001 -  7,500,000 gallons        (CONFIDENTIAL) per gallon
       7,500,001 - 10,000,000 gallons        (CONFIDENTIAL) per gallon
      10,000,001 - 12,500,000 gallons        (CONFIDENTIAL) per gallon
      12,500,001 - 15,000,000 gallons        (CONFIDENTIAL) per gallon
      15,000,001 - 17,500,000 gallons        (CONFIDENTIAL) per gallon
      17,500,001 - 20,000,000 gallons        (CONFIDENTIAL) per gallon
      20,000,001 - 22,500,000 gallons        (CONFIDENTIAL) per gallon
      22,500,001 - 25,000,000 gallons        (CONFIDENTIAL) per gallon
      25,000,001 - 27,500,000 gallons        (CONFIDENTIAL) per gallon
      27,500,001 - 30,000,000 gallons        (CONFIDENTIAL) per gallon
      30,000,001 - 32,500,000 gallons        (CONFIDENTIAL) per gallon
      32,500,001 - 35,000,000 gallons        (CONFIDENTIAL) per gallon
      35,000,001 - 37,500,000 gallons        (CONFIDENTIAL) per gallon
      37,500,001 - 40,000,000 gallons        (CONFIDENTIAL) per gallon
      40,000,001 + gallons                   (CONFIDENTIAL) per gallon

                                  SCHEDULE 1.3

                                 (CONFIDENTIAL)

                                  SCHEDULE 1.4

                             HIGH VELOCITY PRODUCTS

                                 (CONFIDENTIAL)

                                   SCHEDULE 2

                               LOGISTICS SERVICES

Inbound receiving and storage of product
Order selection and loading, routing and scheduling
Maintaining an inventory to enable Fleming to supply products timely
Inventory control and quality assurance, and stock rotation
Fruit ripening
Inventory management
Transportation management (backhaul, consolidation, carrier selection, freight bill audit and forward to Kmart for payment, pallet and tote return pursuant to agreed procedures) - At Kmart's option, Fleming shall provide transportation services and select third party transportation providers reasonably acceptable to Kmart

                                   SCHEDULE 4A

                              SERVICE REQUIREMENTS

     Fleming shall exercise commercially reasonable efforts to achieve service levels for Product categories described below:

                                                          Minimum
                                     Year 2 and        Service Levels
                        Year 1       Thereafter      (Beginning on the                    Termination
Category              Target (1)       Target         Effective Date)                        Period
--------              ----------       ------         ---------------                        ------
Perishables              97              97     14 day rolling average greater than 96%        90
                                                5 day rolling average greater than 95%

Grocery, Frozen, Dairy   96.25           97     28 day rolling average greater than 95%        90
                                                5 day rolling average greater than 94%

HBC and GMD              TBD             TBD                   TBD                             TBD
--------------------

(1) The "Target" service level in Year 1 shall be effective beginning on the 90th day following the commencement of supply by Fleming to Kmart for each Distribution Center.

     The failure to achieve the service level requirements set forth herein as targets does not constitute a material breach of this Agreement, except as provided below. Upon failure to achieve any minimum service level for any sixty
(60) days during any 365 consecutive day period at any Distribution Center, a member of the Account Team appointed by Kmart shall present the matter to a designated committee of executive officers of each party to resolve the issue. If such officers are unable to agree on a plan to resolve the matter, or if the service level deficiencies persist after implementing the actions recommended by the executive officers, Kmart shall have the right, but not the obligation, to refer the matter to an independent third party consultant approved by Fleming (the "Consultant") to review the situation and recommend an action plan to increase service levels to an acceptable level. The recommendations of the Consultant shall not be binding on the parties, but the parties shall seek in good faith to implement any such recommendations. The fees and expenses of the Consultant shall be borne by the parties equally.

     A material breach of this Agreement with respect to service level requirements shall occur only if Fleming fails to achieve any minimum service level for any 120 days during any 365 consecutive day period.

     "Service level" shall be measured weekly by the number of full cases delivered as compared to the number of full cases ordered (net of discontinued items ordered inadvertently). The failure to deliver Products ordered by Kmart due to vendor outs or unavailable Products, if either of such conditions exist for a continuous period of thirty (30) days, except with respect to seasonal Perishables, if such conditions exist for a continuous period of seven days, or due to discontinued items, materially inaccurate forecasting of Product needs by Kmart or materially inadequate order lead time by Kmart shall not be included in the calculation of the service level.

     Nothing contained herein shall establish service levels for Stores in Hawaii, which shall be evaluated separately, and the parties shall, within a reasonable time, agree upon standards for service levels for Products sold to Stores in Hawaii.

                                   SCHEDULE 4B

                  QUALITY ASSURANCE AND FOOD SAFETY GUIDELINES

1. Each Distribution Center will receive two unannounced ASI Inspections annually. Scores of 900 or above are required. Any Distribution Center receiving a score of less than 900 will require a re-inspection after corrections of the deficiencies. ASI inspection documents will be available for review by Kmart.

2. Each Distribution Center supplying perishable Products to Super K Stores will have a minimum of two Quality Control Inspectors (one for Deli/Bakery & Meat, one for Produce).

3. Kmart will provide perishable product specifications by department to Fleming for receiving and shipping of product to be shipped to Kmart stores. No product will be shipped outside of specifications without prior approval from Kmart. Dating standards as shown below will apply to these specifications.

4. All existing quality assurance guidelines will continue as shown below, including unannounced quality audits to insure processes are in place to meet specifications.

5. All inbound shipments must adhere to an incoming goods inspections process as identified by ASI.

6.   Minimum dating standards for retail delivery are as follows:

     Cheese                       -        21 days from Expiration Date
     Margarine                    -        21 days from Expiration Date
     Cultured Product             -          7 days from Expiration Date
     Dough Product                -          7 days from Expiration Date
     Refrigerated Juice           -          7 days from Expiration Date
     Packaged Meat                -        14 days from Expiration Date
     Box Beef                     -        30 days from Pack
     Poultry                      -          5 days from Expiration Date
     Pork                         -        18 days from Pack
     Deli Meats                   -        14 days from Expiration Date
     Deli Salads                  -          7 days from Expiration Date
     Gourmet Deli Cheeses         -        14 days from Expiration Date
     Domestic Deli Cheese         -        21 days from Expiration Date
     Frozen Deli                  -        14 days from Expiration Date
     Fresh Poultry (cvp)          -          5 days from Expiration Date
     All Bakery                   -        14 days from Expiration Date


o All dry grocery Products delivered to the Stores shall have at least 45 days remaining until their expiration date (except for private label Products which will have the time remaining until their respective expiration dates. All perishable Products shall have at least the number of days remaining until the expiration date as is usual and customary in the supermarket industry for products of that kind. Other Products will be handled by the parties on a case by case basis by rejection or with appropriate consideration for price reductions.

o Upon delivery, refrigerated and frozen foods will be the proper temperature and show no evidence of temperature abuse, i.e., thaw and refreeze. The Stores will reject any Product shipment that has evidence of temperature abuse.

o Fleming's distribution centers, both refrigerated and dry, must comply with all federal, state and local health codes. Inspection reports, including internal Fleming reports will be made available to Kmart upon request. This includes pest control inspection reports.

o All deliveries must be free of infestation or any evidence of infestation by rodents and insects, including stored product pests. The Stores will reject any Product shipment that has evidence of infestation.

o Products will be shipped in a manner so as to prevent contamination and adulteration between food and chemicals.

o Delivery vehicles must be clean, free of infestation, and odors, which could indicate improper cleaning and sanitizing of delivery trucks. Trailers used to ship food products may not be used to back haul garbage, chemicals, trash or any items that may impart noxious odors that could penetrate food.

o Fleming must immediately notify Kmart of any product recalls from manufacturers.

o Fleming will accept the return of damaged or otherwise contaminated cases and issue a full credit to Kmart for the return.

o Kmart food safety personnel will be permitted to visit all Fleming's Distribution Centers supplying Products to Kmart with appropriate coordination with Fleming.

                                   SCHEDULE 4C

                             SHRINK AUDIT PROCEDURE

                        Fleming / Kmart Shortage Standard

Fleming will develop a Shortage Standard from actual YTD 2000 shortage credits issued to Big K and Super K. The Shortage Standard will be calculated by Distribution Center. Payment will be made by check within fours week after each quarter end. Distribution Centers with no Kmart credit history will be calculated as a composite average of all Distribution Centers excluding from the calculation those Divisions with the highest and lowest shortage history. Rates will be adjusted quarterly. As soon as practicable after the Effective Date, and in any event prior to March 31, 2001, the parties shall establish an initial shortage standard rate to be applicable upon the commencement of Fleming's supply of incremental volume of Products pursuant to this Agreement.

Kmart will randomly supply associates to participate in the case count audit process on Fleming's dock. Quarterly, the Shortage Standard will be based on collaborative audit team findings by Kmart and Fleming associates from these dock audits. Absent Kmart input, the rollup of Fleming internal 4% case count audit results from the preceding quarter will apply.

All case count audits will be conducted on Fleming's dock during normal shipping hours. Both parties agree to minimize disruption to shipping and on time dockout.

Large identifiable shortages (e.g. missing pallets) will be addressed on an individual basis. Kmart and Fleming loss control will work together at retail to address consistent claims outside the program. Fresh Meat, Frozen Shrimp, Cigarettes and Produce Nut Meats will be piece counted at time of delivery.

Fleming and Kmart will enforce the current Seal Procedure and identify lapses. Seal Procedure is set forth below.

Label errors (mis-picks) will be addressed as part of Fleming's retail credit policy.

                              Kmart Seal Procedure

1. Once the trailer loading is completed, a Fleming associate will close the doors and secure the load consistent with the specific division security procedures.

2. Billing clerk will then process the necessary paperwork, and assign the security seals for the load. The seal number for each of the stops will be written directly on the delivery receipt or driver run document. An additional seal will be issued for use if the trailer has a side door.

3. Before the trailer leaves the yard, Fleming Security or the driver will attach the seal for the first stop of the load. Security will verify that the seal number(s) matches the paperwork. At this point, the trailer is sealed and ready to leave Fleming.

4. Upon arrival to the first stop, the driver will ask the store receiving personnel to break the rear door seal, verify the number and sign the Delivery Receipt or the driver run document confirming that the seal was intact at time of delivery. The driver will also ask the store personnel to confirm, but not remove the seal number for any side doors.

5. If there is more than one stop on the trailer, the driver will ask the store receiving personnel at the first stop to place a second seal on the trailer, verify the number, and note their name directly on the Delivery Receipt. This process will continue for additional stops.

6. In the event a seal is broken or does not correspond with the number recorded on the Delivery Receipt, the driver and store receiving personnel must call Fleming Customer Service immediately. Fleming will verify the seal number and confirm that Fleming Security did not make any changes. At this point, the load must be counted by the driver and verified by the store.

                                   SCHEDULE 4D

                                AUDIT PROCEDURES

Kmart has the right to audit Fleming's books and records regarding Product cost files and selling prices and charges, allowances, and freight calculations relating to Fleming's performance of and compliance with this Agreement upon reasonable advance notice to Fleming. Fleming must maintain its books and records in a manner that facilitates a full and complete review of Fleming's performance of and compliance with this Agreement. All such books and records will be available for audit by Kmart for the current prior 12 accounting periods (i.e. for a "rolling" thirteen periods). The books and records will be maintained on-site at each Distribution Center for the Stores serviced by that Distribution Center for the current and six prior accounting periods (a "rolling" seven periods), and thereafter, the books and records will be maintained off-site by Fleming and will be made available and retrieved by Fleming upon a specific request by Kmart to audit an identified issue. The audits may be conducted by Kmart or its third party designee and will be conducted at each individual Distribution Center. Kmart and Fleming will each bear their own costs associated with the audits.

                                   SCHEDULE 4E

                               MANAGEMENT REPORTS

                           Key Performance Indicators

Service Level
                             Reporting Frequency        Adj                 NonFleming               Raw        Fleming
                          --------------------------  -------    --------------------------------- ------- -----------------
Reporting Levels                   Rolling   Rolling  Service                                      Service
                          Day       Week     Period    Level     Discon  New   Mfg   UnAval  Rstrc  Level  Whse  Mdsr  Alloc
                          ---       ----     ------    -----     ------  ---   ---   ------  -----  -----  ----  ----  -----
  Total Company            X          X        X
      Division             X          X        X
          Ad Product       X          X        X
          Department       X          X        X
              "A" Items               X        X
              "B" Items               X        X
              "C" Items               X        X
              "D" Items               X        X

Delivery
                     Reporting Frequency
                     -------------------
Reporting Levels     Day    Week   Period   Cube/Load  % On Time   % Units Damaged   Pallet Balance   Tote Balance
----------------     ---    ----   ------   ---------  ---------   ---------------   --------------   ------------
  Total Company              X       X
      Division        X      X       X

Outstanding A/R Balance
                        Reporting Frequency
                        -------------------
                                                % Invoices with   Past Due
Reporting Levels        Day    Week   Period       Deductions      Balance
----------------        ---    ----   ------       ----------      -------
  Total Company                 X       X
      Division                  X       X

Ordering and Case Value
                      Reporting Frequency
                      -------------------
                                             Avg Case  Avg Order  Orders <          Late    Late    "Manual"
Reporting Levels     Day    Week   Period      Value     Cases      800      % CSL  Turn   Promo     Orders
----------------     ---    ----   ------      -----     -----      ---      -----  ----   -----     ------
  Total Company                      X
      Division                       X
      Ad Product                     X
      Department                     X

                    Reporting Frequency
                    -------------------
                                              Forecast    % Big Lot
Reporting Levels    Day    Week   Period      Accuracy     Pallets
----------------    ---    ----   ------      --------     -------
  Total Company                     X
      Division                      X
      Ad Product                    X
      Department                    X

Item Assortment & Movement
                    Reporting Frequency
                    -------------------
Reporting Levels    Day    Week   Period    Item Count   Mvmt/Item   Item < 1/Cs/wk/Str
----------------    ---    ----   ------    ----------   ---------   ------------------
  Total Company                     X
      Division                      X
      Ad Product                    X
      Department                    X

Items with low movement

Super K Going In Gross Reports as current

                                   SCHEDULE 5

                                 (CONFIDENTIAL)

                                 Logistics Fees

                                 (CONFIDENTIAL)

                                   SCHEDULE 5A

                                 (CONFIDENTIAL)

                                   SCHEDULE 5B

                       ACCOUNTS RECEIVABLE RECONCILIATION

The parties shall commit to apply required joint Kmart / Fleming team resources to work with diligence and good faith to eliminate in next sixty (60) days current inter-company process bottlenecks and inefficiencies that lead to increased A/R balances and delivery errors. These inefficiencies include, but are not limited to:

o Centralized control, setup and propagation of new items to all Kmart supplying divisions;

o Develop a process to handle invoice charges not specific to one line item and miscellaneous ("hand invoice") charges;

o    Address processing summary drops in lieu of "line-item" drops;

o    ASN failures

o    Lack of a fully implemented ASN system; and

o    Lack of uniform common items codes.

                                   SCHEDULE 10

                              TRANSITION MILESTONES

START UP TIME LINE
                   30 Days         60 Days          90 Days              120 Days         150 Days        180 Days
                   -------         -------          -------              --------         --------        --------
                          22-Apr
Fresno                    XXXXXXXXXXXXXXXXXXXX
                          22-Apr
Sacramento                XXXXXXXXXXXXXXXXXXXX
                          6-May
Memphis                   XXXXXXXXXXXXXXXXXXXX
                          6-May
Nashville                 XXXXXXXXXXXXXXXXXXXX
                          6-May
Miami                     XXXXXXXXXXXXXXXXXXXX
                          1-Apr
Warsaw                    XXXXXXXXXXXXXXXXXXXX
                          13-May
Kansas City               XXXXXXXXXXXXXXXXXXXX
                          13-May
Garland                   XXXXXXXXXXXXXXXXXXXX
                          13-May
Lafayette                 XXXXXXXXXXXXXXXXXXXX
                          22-Apr
Phoenix                   XXXXXXXXXXXXXXXXXXXX
                                              3-Jun
Salt Lake City                                XXXXXXXXXXXXXXXXXXXX
                                              3-Jun
Geneva                                        XXXXXXXXXXXXXXXXXXXX
                                                                                                          30-Jun
LaCrosse                                                                     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                                                                          30-Jun
Northeast                                                                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                                                                          30-Jun
Indiana                                                                      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                                                                          30-Jun
Northwest                                                                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX